                                                                   EXHIBIT 10.12

                             CODE SHARING AGREEMENT

     This Agreement is made this 29th day of June, 1994, by and between CONTINENTAL AIRLINES, INC. ("CAL"), a Delaware corporation, and AMERICA WEST AIRLINES, INC. ("AWA"), Debtor and Debtor-in-Possession, a Delaware corporation.

                                    RECITALS

     CAL and AWA are each certificated air carriers providing air transportation services in their respective areas of operation.

     CAL and AWA desire to cooperate in the coordination of schedules by allowing AWA to market its flight operations under the CO* designator and CAL to market its flight operations under the HP* designator.

     NOW, THEREFORE, in consideration of the premises and the mutual promises herein contained, CAL and AWA hereby agree as follows:

     1. Schedules to be Operated. It is the intent of the parties to share their two letter designator codes, "CO*" in the case of CAL and "HP*" in the case of AWA. CAL operated Shared Code Segments (as herein defined) will be marketed under not only CAL's "CO" designator code but also under AWA's "HP*" designator code, and AWA operated Shared Code Segments will be marketed under not only AWA's "HP" designator code, but also under CAL's "CO*" designator code.
Schedule 1 hereto sets forth the flight segments where shared code segments ("Shared Code Segments") will operate at the commencement of this Agreement and some of the Shared Code Segments that will be operated in the future; however, it is the intent of the carriers to designate, to the maximum extent permitted by law, all flights operated by either as Share Code Segments during the term of this Agreement. The carriers shall meet together every six months that this Agreement is in effect to discuss the appropriateness of expanding or contracting the list of city pairs on Schedule 1.

     2. Code Sharing Licenses.

          (a) CO* License.

             (i) Grant of License. Subject to the terms and conditions of this Agreement, CAL hereby grants to AWA a nonexclusive, nontransferable, revocable license to use the CO* designator code on all of its flights operated as a Shared Code Segments. (AWA flights flown using the CO* code are hereinafter referred to as "CO* Flights").

             (ii) Control of CO* Flights. AWA shall have sole responsibility for and control over, and CAL shall have no responsibility for, control over or obligations or duties with respect to, each and every aspect of AWA's operations including, without limitation, scheduling (except as provided in Section 12 hereto), pricing (except as provided in Section 13 hereto), planning of flight itineraries and routings, reservations, reservations control/yield management, dispatch, fueling, weight and balance, flight release, maintenance, and flight operations and compliance with applicable rules and regulations.

          (b) HP* License.

             (i) Grant of License. Subject to the terms and conditions of this Agreement, AWA hereby grants to CAL a nonexclusive, nontransferable, revocable license to use the HP* designator code on all of its flights operated as a Shared Code Segment. (CAL flights flown using the HP* code are hereinafter referred to as "HP* Flights").

             (ii) Control of HP* Flights. CAL shall have sole responsibility for and control over, and AWA shall have no responsibility for, control over or obligations or duties with respect to, each and every aspect of CAL's operations including, without limitation, scheduling (except as provided in

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          Section 12 hereto), pricing (except as provided in Section 13 hereto), planning of flight itineraries and routings, reservations, reservations control/yield management, dispatch, fueling, weight and balance, flight release, maintenance, and flight operations and compliance with applicable rules and regulations.

     3. Confidential Information. Neither AWA nor CAL shall disclose to the other carrier or be required to disclose by the other carrier any information relating to its scheduling (except as provided in Section 12 hereto), pricing, inventory control or flight profitability. Neither AWA nor CAL shall disclose the terms of this Agreement or any proprietary information with respect to the other obtained as a result of this Agreement, either during the term hereof or thereafter except as may be required by law or by any order of a court or administrative agency, and then on ten days' notice to the other. The parties hereto recognize that, in the course of the performance of each of the provisions hereof, each carrier may be given and may have access to confidential and proprietary information of the other carrier, including proposed schedule and fare changes, statistical data regarding loads and fares, sales and promotional programs and other operating and competitive information ("Confidential Information"). Each carrier shall preserve, and shall ensure that each of its officers, agents, consultants and employees who receive Confidential Information preserve, the confidentiality of the other carrier's Confidential Information.

     4. Quality of Service. Each carrier shall perform its service with respect to its flights operated under the designation of the other carrier in a timely, expert and quality manner. Each carrier agrees that, in conducting flight operations under the designator of the other carrier, it will employ prudent safety and loss prevention policies.

     5. Audit.

          (a) CAL Audit. CAL shall have the right, at its own cost, to inspect, review, and observe AWA's operations of CO* Flights, and/or to conduct a full safety and/or service audit of AWA's operations, manuals and procedures reasonably related to CO* Flights, at such intervals as CAL shall reasonably request. In the exercise of such right, CAL does not undertake any responsibility for the performance of AWA's operations. CAL shall coordinate its safety and service audits with AWA so as to avoid disruptions of AWA's operations. Any safety audit may include, without limitation, maintenance and operation procedures, crew planning, reservations, passenger and baggage handling, customer service, personnel records, spare parts, inventory records, training records and manuals, flight, flight training and operational personnel records. This paragraph shall not entitle CAL access to AWA's records, documents or systems relating to its pricing, inventory control or flight profitability.

          (b) AWA Audit. AWA shall have the right, at its own cost, to inspect, review, and observe CAL's operations of HP* Flights, and/or to conduct a full safety and/or service audit of CAL's operations, manuals and procedures reasonably related to HP* Flights, at such intervals as AWA shall reasonably request. In the exercise of such right, AWA does not undertake any responsibility for the performance of CAL's operations. AWA shall coordinate its safety and service audits with CAL so as to avoid disruptions of CAL's operations. Any safety audit may include, without limitation, maintenance and operation procedures, crew planning, reservations, passenger and baggage handling, customer service, personnel records, spare parts, inventory records, training records and manuals, flight, flight training and operational personnel records. This paragraph shall not entitle AWA access to CAL's records, documents or systems relating to its pricing, inventory control or flight profitability.

     6. Public Relations. In the event of any irregularity in Shared Code Segments' operations, including, without limitation, any event causing damage to persons or property, the operating carrier shall identify itself as being operated independently of the carrier whose code is being used, and as being solely responsible for its operations. Either carrier may state that it holds a code sharing license from the other carrier and that it obtains certain services from the other carrier if third parties inquire as to such relationship.

     7. Irregularities in Operations. AWA shall promptly notify CAL of all irregularities involving a CO* Flight which result in any damage to persons or property as soon as such information is available and shall furnish to CAL as much detail as practicable. CAL shall promptly notify AWA of all irregularities involving a

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HP* Flight which result in any damage to persons or property as soon as such information is available and shall furnish to AWA as much detail as practicable.

     8. Reporting Obligation.

          (a) Changes in Service. Each carrier shall give the other carrier 60 days advance notice (or notice as far in advance as possible if 60 days is impracticable) of any intended (i) changes to its operating specifications, or (ii) material changes to the manner of conducting its business or the nature of its product. In the event any such change materially affects the value or risk to the other carrier of this Code Sharing Agreement in the other carrier's reasonable judgment, the other carrier shall be entitled to terminate this agreement if the change is implemented.

          (b) Correspondence from Government Authorities. AWA shall immediately provide CAL copies of any correspondence received from government authority which, with respect to CO* Flights, references (i) any alleged noncompliance with rules or regulations affecting air transportation, or
     (ii) any investigation of AWA performed or proposed by any government authority, including, without limitation, any communication issued by a government authority concerning the airworthiness of AWA's aircraft, the compliance of AWA's personnel with required operational or training procedures or any other matter relating to the safe operation of AWA aircraft.

          CAL shall immediately provide AWA copies of any correspondence received from any government authority which, with respect to HP* Flights, references (i) any alleged noncompliance with rules or regulations affecting air transportation, or (ii) any investigation of CAL performed or proposed by any government authority, including, without limitation, any communication issued by a government authority concerning the airworthiness of CAL's aircraft, the compliance of CAL's personnel with required operational or training procedures or any other matter relating to the safe operation of CAL aircraft.

          (c) Notice of Complaints. AWA shall monthly furnish CAL a summary of complaints, notices or violation, request to cease activity or similar correspondence which reasonably relate to CO* Flights and which are received by AWA from passengers, any government authority, or other parties. CAL shall monthly furnish AWA a summary of complaints, notices or violation, request to cease activity or similar correspondence which reasonably relate to HP* Flights and which are received by CAL from passengers, any government authority, or other parties. Each carrier shall comply with the other carrier's reasonable requests for actual copies of any such documents.

     9. Flight Display.

          (a) All Shared Code Segments will be included in the availability and fare displays of all computerized reservations systems in which CAL and AWA participate, the Official Airline Guide (to the extent agreed upon) and CAL's and AWA's internal reservation systems, under the shared code as well as the operator's own code, to the extent possible. CAL and AWA will take the appropriate measures necessary to ensure the display of Shared Code Segments in accordance with the preceding sentence.

          (b) CAL and AWA will disclose and identify the Shared Code Segments to the public as actually being a flight of and operated by the operating carrier, in at least the following ways:

             (i) a symbol will be used in timetables and computer reservation system indicating that Shared Code Segments are actually operated by the other carrier;

             (ii) to the extent reasonable, messages on airport flight information displays will identify the operator of flights shown as Shared Code Segments;

             (iii) CAL and AWA advertising concerning Shared Code Segments and CAL and AWA reservationists will disclose the operator of each flight; and

             (iv) in any other manner prescribed by law.

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     10. Terms and Conditions of Carriage and Claims Procedures.

          (a) In all cases the contract of carriage between a passenger and a carrier will be that of the carrier whose designator code is used and not that of the carrier operating the Shared Code Flight.

          (b) The carriers will use existing IATA procedures when handling and settling claims made by customers in connection with Shared Code Segments.

     11. Irregularity Handling.

          (a) In the event of flight delays, cancellations or other schedule irregularities that affect Shared Code Segments, the operating carrier will inform the carrier whose designator is also used of all pertinent information concerning an irregularity for customer information purposes.

          (b) The parties agree that they will cooperate in all available ways to accommodate passengers experiencing flight irregularities and that neither will forbear from providing such assistance because the other may have been responsible for the flight irregularity. In the event of a flight irregularity, the carrier causing or experiencing the irregularity shall bear all related costs associated with accommodating the passengers who have been delayed. The carriers will review existing procedures for accommodating interline passengers with respect to flight irregularities and oversales to determine their adequacy for the purposes of this Agreement and will make such adjustments in existing procedures as they find necessary or appropriate.

     12. Airport Operational Assistance. CAL and AWA will cooperate to coordinate and maintain their schedules to minimize the waiting time and to maximize convenience of passengers who are connecting from a CAL to AWA flight segment (or vice versa). Each carrier will provide the other with the airport operational assistance that is required to assure schedule compatibility for Shared Code Segments for which a Through Fare (as such term is hereinafter defined) may be applicable. The carriers will use their respective best efforts to align gates and ticket counter space where Shared Code Segments operate.

     13. Pricing and Capacity Control of Shared Code Segments.

                         [CONFIDENTIAL PORTION DELETED]

     15. Compliance with Laws and Regulations. CAL and AWA each represent, warrant, and agree that performance of its respective obligations under this Agreement shall be conducted and all of its personnel shall at all times meet, be in full compliance with and have all required licenses under any and all applicable statutes, orders, rules and regulations, and satisfy all applicable insurance requirements, whether in effect or hereafter promulgated of the United States National Transportation Safety Board, Department of Transportation of Federal Aviation Administration, Department of Defense of any country or territory with jurisdiction over the Shared Code Segments.

     16. Independent Parties.

          (a) Independent Contractors. It is expressly recognized and agreed that each carrier, in its performance and otherwise under this Agreement, is and shall be engaged and acting as an independent contractor and in its own independent and separate business; that each carrier shall retain complete and exclusive control over its staff and operations and the conduct of its business; and that each carrier shall bear and pay all expenses, costs, risks and responsibilities incurred by it in connection with its obligations under this Agreement. Neither CAL nor AWA nor any officer, employee, representative, or agent of CAL or AWA shall in any manner, directly or indirectly, expressly or by implication, be deemed to be, or make any representation or take any action which may give rise to the existence of, any employment, agent, partnership, or other like relationship as between CAL and AWA but each carrier's relationship as respects the other carrier in connection with this Agreement is and shall remain that of an independent contractor.

          (b) Status of Employees. The employees, agents and/or independent contractors of AWA shall be employees, agents, and independent contractors of AWA for all purposes, and under no circumstances

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     shall be deemed to be employees, agents or independent contractors of CAL.
     The employees, agents and independent contractors of CAL for all purposes, and under no circumstances shall be deemed to be employees, agents or independent contractors of AWA. In its performance under this Agreement, each carrier shall act as an independent contractor and not as an agent for the other. CAL shall have no supervisory power or control over any employees, agents or independent contractors employed by AWA, and AWA shall have no supervisory power or control over any employees, agents and independent contractors employed by CAL.

          (c) Liability For Employee Costs. Each carrier, with respect to its own employees (hired directly or through a third party), accepts full and exclusive liability for the payment of worker's compensation and/or employer's liability (including insurance premiums where required by law) and for the payment of all taxes, contributions or other payments for unemployment compensation, vacations, or old age benefits, pensions and all other benefits now or hereafter imposed upon employers with respect to its employees by any government or agency thereof or any other party (whether measured by the wages, salaries, compensation or other remuneration paid to such employees or otherwise) and each carrier further agrees to make such payments and to make and file all reports and returns, and to do everything necessary to comply with the laws imposing such taxes, contributions or other payments.

     17. Indemnification and Insurance.

        (a) Indemnification.

             (i) AWA hereby assumes liability for, and shall indemnify, defend, protect, save and hold harmless CAL, its officers, agents, and employees from and against any and all liabilities, claims, judgments, damages, and losses, including all costs, fees, and expenses incidental thereto, of every type and nature whatsoever, including without limitation those involving (i) death of or injury to any person including, but not limited to, AWA's officers, employees and agents, (ii) loss of, damage to, or destruction of any property whatsoever, including any loss of use thereof, and (iii) trademark, service mark or trade name infringement, provided that such liabilities, claims, judgments, damages or losses are caused by or arise out of (or are alleged to be caused by or arise out of) any alleged acts or omissions of AWA or its officers, employees, or agents which are in any way related to the services contemplated by this Agreement. CAL shall give AWA prompt notice of any claim made or suit instituted against CAL which, if successful, would result in indemnification of CAL hereunder, and CAL shall have the right to compromise or participate in the defense of same to the extent of its own interest.

             (ii) CAL hereby assumes liability for, and shall indemnify, defend, protect, save and hold harmless AWA, its officers, agents, and employees from and against any and all liabilities, claims, judgments, damages, and losses, including all costs, fees, and expenses incidental thereto, of every type and nature whatsoever, including without limitation those involving (i) death of or injury to any person including, but not limited to, CAL's officers, employees and agents, (ii) loss of, damage to, or destruction of any property whatsoever, including any loss of use thereof, and (iii) trademark, service mark or trade name infringement, provided that such liabilities, claims, judgments, damages or losses are caused by or arise out of (or are alleged to be caused by or arise out of) any alleged acts or omissions of CAL or its officers, employees, or agents which are in any way related to the services contemplated by this Agreement. AWA shall give CAL prompt notice of any claim made or suit instituted against AWA which, if successful, would result in indemnification hereunder, and AWA shall have the right to compromise or participate in the defense of same to the extent of its own interest.

          (b) Insurance Coverage.

             (i) Each carrier shall, at all time during the term of this Agreement, maintain in full force and effect policies of insurance as follows:

                1. Comprehensive Airline Liability Insurance, including Aircraft Third Party, Passenger, including Passengers' Baggage and Personal Effects, Cargo and Mail Legal Liability for a

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               Combined Single Limit (CSL) of not less than $500 million per occurrence per Aircraft. In respect of Personal Injury the maximum limit is $25 million per offense and in the aggregate.

                The minimum amounts of insurance coverage required under this paragraph 1 shall be per occurrence, combined single limit for all coverage required under this paragraph 1.

                2.   Workmen's Compensation Insurance   Per Accident
                     (Company Employee)                 Statutory
                3.   Employer's Liability               $1,000,000 (combined single limit)

             (ii) Subject to Section 17(b)(i) above, each carrier as appropriate shall cause the policies of insurance described in such Section 17(b)(i) to be duly and properly endorsed by that carrier's insurance underwriters as follows:

                1. as to the policies of insurance described in paragraphs
           (b)(i)1 and (b)(i)2 of Section 17:

                    (A) to provide that any waiver of rights of subrogration
               against other parties by one party will not affect the coverage provided thereunder with respect to the other party; and

                    (B) to provide that the one party's underwriters shall waive any and all subrogation rights against the other party, its directors, officers, agents, employees and other authorized representatives, except for gross negligence or wilful misconduct, with regard to any breach of warranty on the part of the other party or to provide other evidence of such waiver or recourse against the other party, its directors, officers, agents, employees and other authorized representatives.

                    (C) to provide that each party, its directors, officers,
               agents, employees and other authorized representatives shall be endorsed as named insured parties thereunder, except for gross negligence or wilful misconduct; and

                    (D) to provide that said insurance shall be primary
               insurance and to acknowledge that any other insurance policy or policies of each party shall be secondary or excess insurance.

                2. as to policies of insurance described in paragraph (b)(i)1 of
           Section 17 to provide a breach of warranty clause to said policies;
           and

             (iii) Each party shall cause each of the insurance policies referred to in Section 17(b)(i) to be duly and properly endorsed to provide that said policy or policies or any part or parts thereof shall not be canceled, terminated or materially altered, changed or amended by each party's insurance underwriters, until after 30 days' prior notice to the other party, such notice period to commence when such other party actually receives such notice.

             (iv) Simultaneously with the commencement of this Agreement, and from time to time thereafter upon request by either party, the other party shall furnish to the requesting party evidence reasonably satisfactory to the requesting party of the aforesaid insurance coverage and endorsements, including certificates certifying that the aforesaid insurance and endorsements are in full force and effect. Initially, this evidence shall be a certificate of insurance required hereunder.

             (v) In the event either party fails to maintain in full force and effect any of the insurance and endorsements required in terms of these sections, the other party shall have the right (but not the obligation) to procure and maintain such insurance or any part thereof. The cost of such insurance shall be payable by the first party to the other party upon demand by the other party. The procurement of such insurance or any part thereof by the other party shall not discharge or excuse the first party's obligation to comply with the provisions of Sections 17(b)(i) and 17(b)(ii)

          (c) Survival of Rights and Obligations.  The rights and obligations of
     Section 18(a) shall survive the expiration or termination of this Agreement.

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     18. Term and Termination.

          (a) Term. Unless the carriers agree to an earlier commencement date, the term of this Agreement shall commence as soon as practicable after the date that is the later of the date that this Agreement is signed by both parties or the date that the investment agreement between AWA and AmWest partners, L.P. (the "Investment Agreement") is consummated and shall continue until the date immediately preceding the tenth anniversary of the commencement date, unless earlier terminated as provided herein, and shall continue thereafter until either carrier gives the other carrier notice of termination at least 90 days prior to the effective date of such termination. In no event shall termination or expiration pursuant to this
     Section 18(a) be effective unless such 90 days' notice is provided.

          (b) Termination as a Result of Changes of Law. In the event there is any change in treaties, statutes or regulations of air transportation that materially affects the rights and/or obligations presently in force with respect to the air transportation services of CAL or AWA or both, relating to CO* or HP* Flights, then the carriers will consult, within 30 days after any of the occurrences described herein, in order to determine or seek mutual agreement as to what, if any changes to this Agreement are necessary or appropriate, including but not limited to the early termination and cancellation of this Agreement.

          (c) Other Termination Rights. In addition to any other provisions of this Agreement, this Agreement may be terminated, without liability, as follows:

             (i) By either carrier on 30 days' prior written notice, if the other carrier has breached any material provision of this Agreement unless such other carrier cures such breach within such 30 day period;

             (ii) By either carrier immediately on notice, if the other carrier shall be dissolved or shall fail to maintain its corporate existence in good standing, or shall have its authority to operate as a scheduled airline suspended or revoked, either in whole or with respect to the CO* or HP* Flights, or shall cease operations as a scheduled airline.

             (iii) By either carrier immediately on notice if the other carrier shall be cited by any government authority for any significant noncompliance with a material law, rule or regulation with respect to the marketing or operation of a CO* or HP* Flight;

             (iv) By either carrier immediately on notice, in the event that the commencement date of this Agreement is prior to the date that the Investment Agreement is consummated, if the Investment Agreement is terminated prior to its having been consummated;

             (v) Except for AWA's currently pending Chapter 11 proceeding, by either carrier if a petition is filed by or against the other carrier under bankruptcy law, or any other law providing for the relief of debtors, and the affected party does not succeed in having such petition lifted or stayed within sixty days from the date of entry; the carrier at its option may cancel this Agreement immediately and exercise such other remedies as may be available at law and/or in equity;

             (vi) By either carrier on six months' prior written notice, if a carrier, foreign or domestic, that competes with the terminating carrier on a material basis, acquires majority ownership of or substantial control over the other carrier.

             (vii) By CAL immediately on notice if

                1. AWA shall fail to maintain any of its aircraft in an airworthy condition and conduct its flight operations in accordance with the standards, rules and regulations promulgated by any government authority; or

                2. AWA shall have a completion factor of less then 80% during any 20 day period with respect to CO* Flights (including in such calculations all flights canceled less than one week prior to the date of its scheduled operation and excluding flights not completed due to weather or labor stoppages); and

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             (viii) By AWA immediately on notice if

                1. CAL shall fail to maintain any of its aircraft in an airworthy condition and conduct its flight operations in accordance with the standards, rules and regulations promulgated by any government authority; or

                2. CAL shall have a completion factor of less then 80% during any 20 day period with respect to HP* Flights (including in such calculations all flights canceled less than one week prior to the date of its scheduled operation and excluding flights not completed due to weather or labor stoppages).

     19. Booking Fee. The carrier operating over any segment of a Shared Code Flight will be responsible for any booking fee relating to such segment charges by the vendor of a computer reservation system used to create a booking on that flight. If the booking fee relating to such segment is billed to the carrier whose designator code is also used for that flight, the operating carrier will reimburse the carrier whose designator code is also used for that flight.

     20. Entire Agreement, Waivers and Amendments. This Agreement constitutes the entire understanding of the carriers with respect to the subject matter hereof superseding all prior discussions and agreements, written or oral. This Agreement may not be amended, nor may any of its provisions be waived, except by writing signed by both carriers. No delay on the part of either carrier in exercising any right power or privilege hereunder shall operate as a waiver hereof, nor shall any waiver operate as a continuing waiver of any right, power or privilege.

     21. Notices. All notices given hereunder shall be in writing delivered by hand, certified mail, telex, or telecopy to the carriers at the following addresses:

If to CAL:
     Continental Airlines, Inc.           Telephone No.: 713-834-2950
     2929 Allen Parkway                   Telecopier No.: 713-520-6329
     Houston, Texas 77019
     Attention: Vice Chairman & CEO

With copy to:
     Continental Airlines, Inc.           Telephone No.: 713-834-5149
     2929 Allen Parkway                   Telecopier No.: 713-834-5161
     Houston, Texas 77019
     Attention: Senior Vice President
       and General Counsel

If to AWA:
     America West Airlines, Inc.          Telephone No.: (602) 693-5880
     4000 E. Sky Harbor Blvd.             Telecopier No.: (602) 693-5950
     Phoenix, AZ 85034
     Attention: President & COO

With copy to:
     America West Airlines, Inc.          Telephone No.: (602) 693-5750
     4000 E. Sky Harbor Blvd.             Telecopier No.: (602) 593-5904
     Phoenix, AZ 85034
     Attention: Vice President
       and General Counsel

     22. Successors and Assigns. Neither carrier may assign its rights or delegate its duties under this Agreement without the prior written consent of the other carrier, and any such purported assignment or delegation shall be void. This Agreement shall be binding on the lawful successors of each carrier.

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     23. Severability.  Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     24. Headings. The headings in this Agreement are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

     25. Counterparts. This Agreement may be executed in counterparts, all of which taken together shall constitute one agreement.

     26. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York without reference to principles of choice or conflicts of law.

     27. Equal Opportunity. EEO clauses contained at 11 C.F.R. sec.sec. 60-1.4, 60-250.4 and 60-741.4 are hereby incorporated by reference. Each party shall comply with all equal opportunity laws and regulations which apply to or must be satisfied by that party as a result of this Agreement.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written.


CONTINENTAL AIRLINES, INC.               AMERICA WEST AIRLINES, INC.
By:   /s/  BARRY P. SIMON                By:  /s/  A. MAURICE MYERS
- - -------------------------------          -------------------------------
Title:  Senior Vice President            Title:  President &  CEO
- - -------------------------------          -------------------------------

                                   SCHEDULE 1

                          INITIAL SHARED CODE SEGMENTS

                         [CONFIDENTIAL PORTION DELETED]

                                   SCHEDULE 2

                         [CONFIDENTIAL PORTION DELETED]

                        CARGO SPECIAL PRORATE AGREEMENT

                                    BETWEEN

                              CONTINENTAL AIRLINES

                                      AND

                             AMERICA WEST AIRLINES

     1. It is hereby agreed between America West Airlines (HP) and Continental Airlines (CO), to establish a special proration agreement for cargo traffic as described in Paragraph 2 below.

     2. Special prorating applies to transportation of cargo moving jointly via CO and HP over at least one of the sections identified in Schedule A and Schedule B.

     3. Division of revenue shall be handled directly between CO's headquarter office and HP's headquarter office according to the terms and conditions of this agreement; settlement may occur through the Airline Clearing House.

     4. Each carrier will set prices for their existing online products and for the transfer product independently of the other carrier. Each carrier shall be able to offer the destinations of the other carrier, as identified in Schedules A and B, as if those points were online cities in their respective systems. Each carrier has the option to independently file these rates with ATPCO.

     5. Movement of dangerous goods, live animals and high value shipments are excluded from this agreement. Perishables are included under this agreement, but are subject to embargo for the period of October 1, 1994 through December 31, 1994.

     6. Joint transportation revenues shall be allocated to the sections on the following basis:

        (a) WHEN HP AWB 401 IS USED:

            CO shall receive the amount per Schedule A for CO sections, and HP shall receive the revenue remaining.

        (b) WHEN CO AWB 005 IS USED:

            HP shall receive the amount per Schedule B for HP sections, and CO shall receive the revenue remaining.

     7. Transportation of company material for both CO and HP shall be included under this agreement, per terms and conditions in Schedule C.

     8. The collecting carrier shall be responsible for claims for loss, damage or service failure. If fault is determined to be the other carrier, the collecting carrier shall have the right to bill for such claims through the Airline Clearing House.

     9. The issuing carrier's published rules tariffs will apply.

     10. This agreement supersedes all other agreements. The effective date of this agreement is 01 October 1994.

     11. This agreement shall remain in effect until amended or cancelled by either party by giving 30 days written notice to the headquarter office of the other party.

     12. This agreement is made in duplicate, an original each to be filed at the below signatories' offices.

CONTINENTAL AIRLINES, INC.                        AMERICA WEST AIRLINES, INC.

BY:                                               BY:
- - ---------------------------------------------     ---------------------------------------------

TITLE:                                            TITLE:
- - ---------------------------------------------     ---------------------------------------------

BY:                                               DATE:
- - ---------------------------------------------     ---------------------------------------------

TITLE:
- - ---------------------------------------------

DATE:
- - ---------------------------------------------

                                                                     SCHEDULE A
                                                                     PAGE 1 OF 1

                  CONTINENTAL AIRLINES PRORATE REQUIREMENT FROM
                             AMERICA WEST AIRLINES
                       WHEN SHIPMENT ON HP AWB PREFIX 401

                                  BULK FREIGHT

                         [CONFIDENTIAL PORTION DELETED]

     Additionally, the following commonly operated city pairs shall be included in this schedule as back-up for severe backlog situations:

                                                                          MINIMUM
                                                                          REVENUE        RATE
BETWEEN:                                                                   SHARE        PER LB.
- - --------                                                                  -------       -------
[CONFIDENTIAL PORTION DELETED]

     These rates apply to shipments tendered on an HP air waybill, and HP has prior or subsequent carriage, with the exception of city pairs listed for severe backlog.

     All rates in U.S. dollars, all weights in pounds.

     Chargeable weight shown on air waybill shall be used for calculation of revenue due CO.

     The above rates apply to on-line cities served by Continental Airlines at the time of tender.

     Continental Express cities are excluded from this schedule.

     Movement of Human Remains shipments are subject to originating carrier tariff rules and rates, with revenue distribution based on standard mileage proration.

     EFFECTIVE:  01 October 1994
     EXPIRING:   30 Days' written notice

                                                                   SCHEDULE B
                                                                   PAGE 1 OF 1
              AMERICA WEST AIRLINES PRORATE REQUIREMENT FROM
                           CONTINENTAL AIRLINES
                   WHEN SHIPMENT ON CO AWB PREFIX 005

                              BULK FREIGHT

                                                                          MINIMUM
                                                                          REVENUE        RATE
BETWEEN THE FOLLOWING CITIES:                                              SHARE        PER LB.
- - -----------------------------                                             -------       -------
[CONFIDENTIAL PORTION DELETED]

     Additionally, the following commonly operated city pairs shall be included in this schedule as back-up for severe backlog situations:

                                                                              MINIMUM
                                                                              REVENUE    RATE
BETWEEN:                                                                       SHARE    PER LB.
- - --------                                                                      -------   -------
[CONFIDENTIAL PORTION DELETED]

     These rates apply to shipments tendered on a CO air waybill, and CO has prior or subsequent carriage, with the exception of city pairs listed for severe backlog.

     All rates in U.S. dollars, all weights in pounds.

     Chargeable weight shown on air waybill shall be used for calculation of revenue due HP.

     The above rates apply to on-line cities served by America West Airlines at the time of tender.

     America West Express cities are excluded from this schedule.

     Movement of Human Remains shipments are subject to originating carrier tariff rules and rates, with revenue distribution based on standard mileage proration.

EFFECTIVE:  01 October 1994
EXPIRING:   30 Days' written notice

                                                                     SCHEDULE C
                                                                     PAGE 1 OF 1

                                COMPANY MATERIAL
                            TRANSPORTATION AGREEMENT

     Continental Airlines (CO) and America West Airlines (HP) jointly agree to transport each others' company materials (COMAT) at no charge, according to the following terms:

     1. Each COMAT shipment must be accompanied by a completed COMAT air waybill, or standard domestic air waybill clearly marked, "COMAT".

     2. This schedule is valid within the contiguous 48 states only.

     3. Continental Express cities and America West Express cities are excluded from this schedule.

     4. The transportation of empty blood/tissue/urine sample containers for return to original shipper shall be considered COMAT and transported on either carrier at no charge.

EFFECTIVE: 01 October 1994
EXPIRING:  30 Days' written notice

                   AMERICA WEST AIRLINES/CONTINENTAL AIRLINES
                        RECIPROCAL CLUB USAGE AGREEMENT

     This Agreement is entered into as of this 25th day of August, 1994 by and between America West Airlines, Inc., a Delaware corporation, having its chief executive offices at 4000 East Sky Harbor Boulevard, Phoenix, Arizona, 85034 ("America West") and Continental Airlines, Inc., a Delaware corporation, having its chief executive offices at 2929 Allen Parkway, Houston, Texas 77019 ("Continental").

RECITALS:

     WHEREAS, America West maintains two (2) private club facilities ("Phoenix Clubs") located in Phoenix Sky Harbor International Airport for the use of its bona fide club members and guests;

     WHEREAS, Continental maintains private club facilities ("Presidents Clubs"), with hub locations as outlined on the list attached hereto as Exhibit A and incorporated herein by reference, for the use of its bona fide club members and guests;

     WHEREAS, each of the parties desires to provide its respective club members, guests and qualifying passengers (herein collectively referred to as "members") the opportunity to utilize the club facilities of the other in accordance with the terms and conditions set forth below;

     NOW, THEREFORE, in consideration of the premises and mutual obligations hereinafter set forth, America West and Continental agree as follows:

1.  SCOPE.

     a. This Agreement shall govern the usage of the clubs operated by each party at designated locations, as set forth on Exhibit A.

     b. For purposes of this Agreement, America West's Phoenix Clubs at Phoenix Sky Harbor Airport shall be additionally identified by signage as Continental's Presidents Club. The Presidents Club locations as indicated on Exhibit A will display a sign welcoming Phoenix Club members.

     c. This Agreement shall be limited to clubs operated by America West and Continental. Any other current or future club sharing agreements by either party with another airline are not a part of, and are specifically excluded from, this Agreement.

     d. Any change or restriction by America West or Continental which affects a club member's ability to access the clubs of the other party shall be communicated in writing in advance by both parties.

     e. America West and Continental may amend their policies and rules concerning their clubs at any time as long as any such amendments do not discriminate against the members of the club of the other party.

     f. If, during the term of this Agreement, America West opens a Phoenix Club or other similar private club facilities at Las Vegas or Columbus, such clubs will be subject to the terms and conditions of this Agreement with the exception that America West will only be required to provide signage welcoming Presidents Club members.

2.  TERM:

     a. The term of this Agreement shall not commence until the later of the date that the Investment Agreement between the parties has been consummated as provided for in that agreement or the date that this Agreement is signed by both parties

     b. The term of this Agreement shall be for a period of two (2) years from the commencement date.

     c. In the event that either party: (i) materially breaches any of its duties or obligations hereunder which breach shall not be substantially cured within thirty (30) days after written notice is given to the breaching party specifying the breach, or (ii) commits a material breach in the performance of any of its duties or obligations hereunder to which the breaching party is able to demonstrate to the reasonable satisfaction of the other party that such breach cannot reasonably be cured within thirty (30) days and fails to proceed promptly after being given written notice specifying the breach to commence during said breach and thereafter to proceed with all due diligence to substantially cure the same, then the party not in breach may, by giving written notice thereof then the party not in breach may, by giving written notice thereof to the other party, terminate this Agreement as of the date specified in such notice of termination.

     d. This Agreement may be terminated immediately in the event there is a change in control of either party.

3.  USAGE/AMENITIES/RESERVATION OF RIGHTS:

     a. Each party shall make available for use, on a non-exclusive basis, its respective private clubs, as set forth on Exhibit A, to the other party's members. Usage of the club facilities by each party's members shall be limited to the normally scheduled hours of operation of each club facility.

     b. Any fees or conditions applicable to the use or provision of amenities that are or may be in effect at a particular club facility shall be applicable to each party's members utilizing the facility pursuant to this Agreement.

     c. Use of each party's club conference room shall be made available to respective party's members on a space available basis. All fees incurred by members in conjunction with such conference room use shall be charged in accordance with each party's existing pricing structure and member terms and conditions.

     d. Each party and its respective members shall abide by the rules and regulations governing each particular club facility. A copy of each party's club rules is attached hereto and marked as Exhibit B and Exhibit C, and both are incorporated herein by reference.

     e. Each party in its sole discretion reserves the right to change the operating hours of its respective club facilities, and additionally reserves the right to close all or some of its respective club facilities for holiday periods. Either party may cease operation of a club facility at any particular location in its sole discretion without obligation to the other party.

4.  ELIGIBLE MEMBERS/PASSENGERS/GUEST POLICY:

     a. The following individuals shall be permitted access to the Phoenix Club facilities:

        i. Bona fide members and guests of Continental's Presidents Club facilities including Chairman's Circle members;

        ii.   Continental international BusinessFirst passengers;

        iii. SAS Royal Viking Club cardholders, SAS customers in C/J/F/P class of service and valid one-time SAS guest passes;

        iv. Air Canada Maple Leaf Club cardholders, Diners Club/EnRoute Gold Maple Leaf Club cardholders, Aeroplan Elite cardholders, Air Canada First or Executive Class transborder customers, and valid one-time Air Canada guest passes;

          v.   Continental passengers bearing Continental one-time guest passes;

          vi.  American Express Platinum card holders;

     b. The following individuals shall be permitted access to the Presidents Club facilities:

          i. Bona fide members and guests of the America West Phoenix Club facilities;

          ii. America West passengers bearing America West one-time visit cards;

          iii. America West First Class ticket holders (Houston only).

     c. Guest Policy: A member's immediate family or two guests may accompany a member into either party's club facility(ies). Immediate family shall be defined as the member's spouse, son(s) and/or daughter(s).

5.  SIGNAGE:

     Each party will provide space at its clubroom for display of signage provided by the other party in a manner agreed upon by both parties. The cost of signage will be borne by the party providing the signage.

6.  REPORTING:

     Each party shall document the usage of their respective club facilities by the other party's members and exchange usage data on a monthly basis. For documentation purposes, upon entrance to the club facility, club representatives will request that members and/or qualifying passengers present their membership credentials and/or ticket. Club representatives will record: passenger name, status (i.e. member, family member, guest, one-time guest pass, first/business class passenger), flight number and date on a "Visitation Register", a copy of which is set forth as Exhibit D. A copy of the Visitation Registers will be forwarded by each party, along with a monthly recap report relating to member usage, by the fifteenth (15th) of each month following the month of usage.

7.  FEES:

     [Confidential Portion Deleted]

8. REVENUE:
     Any incidental revenues received by either party as a result of usage of club amenities by either party's respective member shall not be considered a part of this Agreement and are the sole and exclusive income of such party.

9. PROMOTION/ADVERTISEMENT:

     Either party may choose to advertise/promote the benefits of this reciprocal club usage Agreement provided that all copy generated for advertising purposes, whether print, radio or television, receives the prior written approval of the other party. It is agreed that any advertisement or promotion which contains any trademark/servicemark or copyright of either party will be appropriately identified as a registered trademark/servicemark or copyright.

10. INDEMNIFICATION:

     The party operating the club facilities will defend and indemnify the other party and their respective directors, officers, employees and agents (collectively "Indemnitees") against and hold each Indemnitee harmless from all liabilities, damages, losses, claims, suits, judgments, costs and expenses (including reasonable attorney's fees) for injury to or death of any person or damage to or destruction of any property arising out of participation in the respective club program, except that such indemnification shall not extend to acts of gross negligence or willful misconduct by the indemnified party.

11. NOTICE:

     Any notice required to be sent under this Agreement will be sent by first class mail, postage pre-paid, or any other more expedient written means.

     Notices to America West should be addressed as follows:

     America West Airlines, Inc.
     4000 E. Sky Harbor Blvd.
     Phoenix, AZ 85034

     Attention:  Rose Ceglia, Director
                 Frequent Traveler Marketing
                 HY-FTM

     Notices to Continental should be addressed as follows:

     Continental Airlines, Inc.
     2929 Allen Parkway
     Suite 1389
     Houston, TX 77019

     Attention: David Grizzle
                Vice President
                Marketing

     Notices sent via electronic means (e.g., telex, facsimile) will be effective immediately if received prior to 5:00 p.m. local time of the recipient. All other notices will be effective the first business day after receipt.

12.  CHOICE OF LAW:

     This Agreement shall be governed in accordance with the laws of the State of New York.

13.  ASSIGNMENT:

     This Agreement may not be assigned by either party absent written consent by the other party.

14.  COMPLIANCE WITH APPLICABLE LAWS:

     Each party will comply with all federal, state and local laws and regulations with respect to its respective club facilities and the products and services to be provided by each party hereunder.

15.  ENTIRE AGREEMENT:

     This Agreement constitutes the entire understanding of both America West and Continental regarding the subject matter of this Agreement. The parties have executed this Agreement by their authorized representatives as of the dates below.

AMERICA WEST AIRLINES, INC.                                 CONTINENTAL AIRLINES, INC.

by:                                                         by:
- - ------------------------------------------------------      ------------------------------------------------------

Title:                                                      Title:
- - ------------------------------------------------------      ------------------------------------------------------

Date:                                                       Date:
- - ------------------------------------------------------      ------------------------------------------------------

                                   EXHIBIT A

                         [Confidential Portion Deleted]

                                   EXHIBIT B

                        Phoenix Club Membership Brochure

                                   EXHIBIT C

                        President's Club Rules Brochure

                                   EXHIBIT D

                       Sample Phoenix Club Guest Registry

           RECIPROCAL FREQUENT FLYER PROGRAM PARTICIPATION AGREEMENT

     This Agreement is made this 25th day of August, 1994, by and between Continental Airlines, Inc., a Delaware corporation ("CAL"), and America West Airlines, Inc., Debtor and Debtor-in-Possession, a Delaware corporation ("AWA").

                                    RECITALS

     CAL and AWA are each certificated air carriers providing air transportation services in their respective areas of operation.

     CAL and AWA have entered into a "Code Sharing Agreement" whereby CAL will market its flight operations under the HP* designator code and AWA will market its flight operations under the CO* designator code.

     CAL and AWA each maintain frequent flyer programs, "OnePass" in the case of CAL and "FlightFund" in the case of AWA, whereby members of such programs earn reward miles for miles flown on the airlines participating in the program that may be redeemed for various travel related awards.

     CAL and AWA desire to allow members of their respective frequent flyer programs ("OP Members" in the case of CAL and "FF Members" in the case of AWA) to earn miles in their respective programs when members travel on flights operated by the other carrier that are utilizing its designator code.

     NOW, THEREFORE, in consideration of the premises and the mutual promises herein contained, CAL and AWA hereby agree as follows:

     1. Mileage Accrual. CAL and AWA will permit OP Members to accrue the greater of [Confidential Portion Deleted] miles or the number of actual miles flown in OnePass for travel on flights that are designated as CO* Flights (as such term is defined in the Code Sharing Agreement) in the same manner as OP Members accrue miles in OnePass on CAL operated flights utilizing the CO designator code. AWA and CAL will permit FF Members to accrue the greater of [Confidential Portion Deleted] miles or the number of actual miles flown in FlightFund for travel on flights that are designated as HP* Flights (as such term is defined in the Code Sharing Agreement) in the same manner as FF Members accrue miles in FlightFund on AWA operated flights utilizing the HP designator code.

  2.  RECORDING OF MILEAGE CREDIT.

     a. AWA shall require each OP Member who desires to accrue mileage in OnePass and is traveling on a flight designated as a CO* Flight to submit a OnePass identification card (or such other indicia of membership as CAL may advise) prior to boarding any flight designated as a CO* Flight. CAL shall require each FF Member who desires to accrue mileage in FlightFund and is traveling on a flight designated as an HP* Flight to submit a FlightFund identification card (or such other indicia of membership as AWA may advise) prior to boarding any flight designated as an HP* Flight.

     b. Each carrier shall transmit to the other carrier by computer tape, or by means of data transmission (modem), all pertinent data necessary to enable each carrier to credit mileage. Each carrier shall provide this data in a format compatible with the other carrier's computer systems and upon receipt of such data shall credit the members' account. Data to be provided shall include member name and identification number, carrier code, date of travel, flight number, city pair and class of service booked and flown. The tape with this information will be delivered or transmitted daily as noted below:

     HP* activity tapes to:

     America West Airlines
     1930 West University, 52N-ISD
     Tempe, Arizona 85281
     Attn: Tape Librarian

     CO* activity tapes to:

     Electronic Data Systems
     Tape Librarian
     9014 Research Drive
     Charlotte, North Carolina 28262

     If transmissions are via modem, carriers will establish mutually agreeable procedures.

     c. Individuals who are members of the frequent flyer programs of both carriers will not be permitted to accrue miles in both programs for travel on the same flight. Such members shall only be permitted to accrue miles in the program of the carrier of their election.

     d. Miles earned by members for flights on Shared Code Segments will be treated by each carrier in the same manner as any other miles earned or redeemed in such carrier's program.

     3.  MILEAGE CHARGE, PAYMENT AND RECONCILIATION.

     a. Mileage Charge. AWA will pay to CAL, in accordance with 3.b. below, an amount equal to the number of actual miles flown by OP Members electing to receive OnePass miles on flights designated as CO* Flights, multiplied by $[Confidential Portion Deleted]. CAL will pay, in accordance with 3.b. below, to AWA an amount equal to the number of actual miles flown by FF Members electing to receive FlightFund miles on flights designated as HP* Flights, multiplied by $[Confidential Portion Deleted].

     b. Payment. Beginning the first full month that this Agreement is in effect, and each month thereafter, each carrier will pay the other carrier, through the Airline Clearing House, the amount due pursuant to 3.a. above for actual miles flown during the previous month. Neither carrier will invoice the other carrier for miles until after such time as the miles have been actually posted.

     c. In no case will either carrier be required to pay the other carrier, pursuant to Section 3.b., more than $500,000 during any calendar year, provided that if a carrier is owed more than $500,000 during a calendar year and the other carrier does not pay the carrier an amount equal to the deficiency within 30 days of demand thereof, the carrier that is owed money may terminate this Agreement by providing the other carrier with 120 days notice of such termination.

     d. Each carrier will provide a monthly report to the other carrier which tracks the number of miles posted to its members' accounts for activity related to Shared Code Segments. This report will contain the number of (i) actual and bonus miles posted (e.g. minimum miles, class of service, double miles, elite member bonuses, etc.), (ii) city pair, (iii) ticket booking code (Y, F, Q, etc.), (iv) miles rejected, and (v) retroactive mileage credited. Additionally, a printout of rejected and retroactively credited transactions will accompany this report. Such report shall be furnished 30 days after the end of the monthly period for which such report relates.

     e. Requests by members of either carrier's frequent flyer program made after the date of travel for mileage on Shared Code Segments during the most recent six (6) month period will be processed by the Service Center of the carrier that operates the frequent flyer program in which the member seeks to accrue miles on an on-going basis. The number of retroactive requests that are credited will be processed by each carrier on a weekly basis. Miles will be added retroactively only when a copy of the ticket and original boarding pass or ticket jacket is received by the Service Center. Such documents will be maintained for one (1) year so that each carrier has the ability to audit them at its reasonable request.

     f. In the event that an original boarding pass or ticket jacket is not provided, retroactive credit will only be credited after a member's request is reviewed by both carriers and procedural steps have been taken to ensure that a member does not receive credit for a single transaction in both programs.

4.  MILEAGE REDEMPTION.

     [Confidential Portion Deleted]

5.  REWARD TRAVEL CHARGES, PAYMENT AND RECONCILIATION.

     a. Reward Travel Charge.  [Confidential Portion Deleted]

     b. Reward Travel Payment. Each month during the term hereof, AWA will pay CAL, through the Airline Clearing House, the amount due pursuant to 5.a. above for reward travel during the previous month.

     c. Reward Travel Reconciliation. Each carrier will comply with the ticket reconciliation and accounting procedures set forth in Exhibit C hereto.

6.  PROGRAM RULES.

     a. CAL's obligation to provide OnePass miles to OP Members is subject to the OP Members' compliance with the terms and conditions set forth in the OnePass Members' Guide, as such may be amended and supplemented by CAL from time to time. AWA's obligation to provide FlightFund miles to FF Members and to permit FF Members to redeem FlightFund miles for reward travel on flights operated by CAL is subject to the FF Members' compliance with the terms and conditions set forth in the FlightFund Members' Guide, as such may be amended and supplemented by AWA from time to time.

     b. Each carrier will seek written approval from the other carrier of substantial changes to program rules, award levels and copy that affect the other carrier. Neither carrier will unreasonably withhold its approval or substantive comments as to the sufficiency of any advertising copy of the other.

     7. Advertising and Promotional Efforts. During the term of this Agreement, and at no cost to the other carrier, either carrier, on a periodic basis, may actively promote its participation in the other carrier's frequent flyer program.

     a. The carriers may choose to advertise such participation in various media, which may include, but not be limited to, print, radio, television and member communications.

     b. All copy generated must receive prior written approval by the carrier's designee.

     c. It is agreed that any advertising or promotion which contains any trademark, service mark or copyright of either carrier will be appropriately identified as a registered trademark, service mark or copyright.

     d. Direct access to and use of either carrier's membership name lists, including preferred status members, for cross marketing purposes outside of the usual program communications, are subject to further discussion and are not a part of this Agreement.

     e. The carriers agree to meet and discuss short and long term marketing plans.

     8. Additional Frequency Marketing Opportunities.

     a. CAL and AWA agree that this travel relationship is not an exclusive Agreement. Therefore, each carrier, at its discretion, may maintain and promote other airline relationships through its frequent flyer program.

     b. While this Agreement addresses the terms and conditions for participation in each carrier's frequent flyer program, both carriers agree to explore other joint possibilities of developing and implementing additional marketing relationships, programs and strategies designed to create incremental demand for each carrier's products and services. Separate fees may be required for such participation and will not conflict in any way with this Agreement or the Code Sharing Agreement between both carriers.

     9. Continuation of Programs. Nothing herein contained shall obligate either carrier to continue operation of its frequent flyer program and either carrier may terminate its program without penalty by providing the other carrier with 180 days' advance notice of such program termination.

     10. Program Administration and Reward Ticket Issuance.

     a. Each carrier shall administer its frequent flyer program and all rules and regulations that apply to its members. Reward ticket issuance procedures will be mutually agreed upon by both carriers.

     b. Each carrier reserves the right to alter its frequent flyer program at any time and in any manner consistent with this Agreement, but shall not modify or amend the mileage accrual or reward levels which affect the other carrier without advance notice.

     c. Each carrier will be responsible for communicating directly with its frequent flyer members to resolve problems regarding reward travel on the other carrier. However, the carriers will cooperate to the extent reasonable and necessary to resolve any customer service issues involving reward travel.

     d. Both carriers will take prompt and reasonable steps to train their customer service and accounting personnel regarding the other carrier's program. This training will include how to: capture and track transactions, issue reward tickets for travel on the other carrier, refer a passenger regarding specific program information and execute any other customer service that supports the frequent flyer programs. This training will include initial as well as recurrent efforts to ensure administrative efficiency.

     11. Future Review

     a. The carriers will meet on an annual basis and review the charges hereunder for redeemed and accrued miles to determine whether the charges should be adjusted or not. In addition, if the frequent flyer program of either carrier changes such that the charges hereunder do not produce the results contemplated herein, the carriers, upon request by the carrier operating the unchanged program, will meet to determine whether the charges should be adjusted or not. If, pursuant to meetings held pursuant to this Section it is determined that adjustment of the charges is necessary, the carriers shall negotiate in good faith to determine what charges are unable to agree on appropriate charges, the dispute will be submitted to a committee consisting of an equal number of members of each carrier's senior management for final resolution.

     b. If, during the first 90 days after program members are able to accrue or redeem miles pursuant this Agreement, either carrier receives a significant number of complaints from its frequent flyer program members concerning its participation in this Agreement, then, upon written notice from the carrier receiving the complaints within 30 days after the end of such 90 day period, the carriers will meet to discuss the action that must be taken in order to correct the problem(s) that gives rise to the complaints. If the carriers are unable to agree on a solution, the carriers will submit the dispute to a committee consisting of an equal number of members of each carrier's senior management for final resolution.

     12. INDEPENDENT PARTIES. It is expressly recognized and agreed that each carrier, in its performance and otherwise under this Agreement, is and shall be engaged and acting as an independent contractor and in its own independent and separate business; that each carrier shall retain complete and exclusive control over its staff and operations and the conduct of its business; and that each carrier shall bear and pay all expenses, costs, risks and responsibilities incurred by it in connection with its obligations under this Agreement. Neither CAL nor AWA nor any officer, employee, representative, or agent of CAL or AWA shall in any manner, directly or indirectly, expressly or by implication, be deemed to be, or make any representation or take any action which may give rise to the existence of, any employment, agent, partnership, of other like relationship as between CAL and AWA but each carrier's relationship as respects the other carrier in connection with this Agreement is and shall remain that of an independent contractor.

     13. INDEMNITY. Each carrier agrees to indemnify, reimburse and hold harmless the other carrier and its directors, officers, employees and agents (collectively, the "Indemnified Party") from and against any claim (including, without limitation, those based on strict liability and tort), losses, liabilities, demands, suits, judgments, causes of action, awards or decisions in all judicial, administrative or arbitration proceedings, whether civil or criminal, penalties, fines and other sanctions and any costs or expenses in connection therewith, including reasonable attorneys' fees and expenses, which result from, are based upon or arise in any manner out of (i) air transportation provided by the indemnifying carrier, (ii) the promotion of either frequent flyer program or the indemnified carrier by the indemnifying carrier (it being understood that the foregoing indemnification shall not extend to any promotion by the indemnifying carrier of the indemnified carrier that is approved by the indemnified carrier), (iii) any breach of this Agreement, or (vi) the administration of the indemnifying carrier's frequent flyer program. Each carrier shall give the other carrier prompt notice of any claim made or suit instituted against it which, if successful, would result in indemnification by the other carrier hereunder, and the Indemnified Party shall have the right to compromise or participate in the defense of same to the extent of its own interest.

     14.  TERM AND TERMINATION.

     a. Term. Unless the carriers agree to an earlier commencement date, the term of this Agreement shall commence as soon as practicable after the date that is the later of the date that this Agreement is signed by both parties or the date that the investment agreement between AWA and AmWest Partners, L.P. (the "Investment Agreement") is consummated and shall continue until the date immediately preceding the tenth anniversary of the commencement date, unless earlier terminated as provided herein, and shall continue thereafter until either carrier gives the other carrier notice of termination at least 90 days prior to the effective date of such termination. In no event shall termination or expiration pursuant to this Section 14(a) be effective unless such 90 days' notice is provided.

     b. Termination as a Result of Changes of Law. In the event there is any change in treaties, statutes or regulations of air transportation that materially affects the rights and/or obligations presently in force with respect to the air transportation services of CAL or AWA or both, relating to CO* or HP* Flights, then the carriers will consult, within 30 days after any of the occurrences described herein, in order to determine or seek mutual agreement as to what, if any changes to this Agreement are necessary or appropriate, including but not limited to the early termination and cancellation of this Agreement.

     c. Other Termination Rights. In addition to any other provisions of this Agreement, this Agreement may be terminated, without liability, as follows:

          (1) By either carrier on 30 days' prior written notice, if the other carrier has breached any material provision of this Agreement unless such other carrier cures such breach within such 30 day period;

          (2) By either carrier immediately on notice, if the other carrier shall be dissolved or shall fail to maintain its corporate existence in good standing, or shall have its authority to operate as a scheduled airline suspended or revoked, either in whole or with respect to the CO* or HP* Flights, or shall cease operations as a scheduled airline;

          (3) By either carrier immediately on notice if the other carrier shall be cited by any government authority for any significant noncompliance with a material law, rule or regulation with respect to the marketing or operation of a CO* or HP* Flight;

          (4) By either carrier immediately on notice, in the event that the commencement date of this Agreement is prior to the date that the Investment Agreement is consummated, if the Investment Agreement is terminated prior to its having been consummated;

          (5) By either carrier if a petition is filed by or against the other carrier under bankruptcy law, or any other law providing for the relief of debtors, and the affected party does not succeed in having such petition lifted or stayed within sixty days from the date of entry; the carrier at its option may cancel this Agreement immediately and exercise such other remedies as may be available at law and/or in equity;

          (6) By either carrier on six months' prior notice, if a carrier, foreign or domestic, that competes with the terminating carrier on a material basis, acquires majority ownership of or substantial control over the other carrier.

          (7) By either carrier on 180 days' prior notice, if it terminates its frequent flyer program.

          (8) By either carrier, after this Agreement has been in effect for two (2) years, without cause on 180 days' prior notice.

     d. All notices to active members of the termination of either carrier's participation in the other carrier's program will be the sole responsibility of the carrier who operates the program to which the member belongs and shall be undertaken at such carrier's sole cost and expense.

     e. Upon termination of this Agreement, then:

          (1) Effective on the termination date AWA will not process reward requests for travel to destinations served by CAL as defined in Exhibit A for FF Members.

          (2) For a period of twelve (12) months after the effective date of such termination, CAL will continue to honor any valid reward ticket issued on or before the termination date of this Agreement.

     15. Audit and Control System.

     a. Upon request from either carrier, the other carrier will provide the requesting carrier with such reasonable audit and verification documentation as the requesting carrier may reasonably require in order to verify, to the extent possible, the following:

         (1) the accuracy of members' account information;

         (2) the extent to which processing and administrative internal controls effectively safeguard members' account information; and

         (3) the continuing assurance that transactions will be properly processed and reported.

     b. When problems with the data reporting have been identified, the carrier creating the problem will correct the deficiencies, promptly and without charge. A deficiency is defined as a condition which results in any, or all of the following, due to tape or data transmission related problems or manual tracking procedures:

          (1)  loss of data

          (2)  incorrect processing

          (3)  unauthorized data alteration

          (4)  incorrect reporting

     c. For eighteen (18) months following the effective termination date of this Agreement, either carrier shall have the right, during reasonable times and upon reasonable request, to audit the records maintained by the other carrier relating to the program participation herein and to copy or make extracts from any and all books and records of the other carrier relating to such carrier's performance hereunder.

16. CONFIDENTIALITY.

     a. Except in a proceeding to enforce any of the provisions of this Agreement, neither carrier (the "User") will, without the prior written consent of the other carrier (the "Owner"), publicize or disclose to any third party, either directly or indirectly, any of the following ("Confidential Information"):

          (1) Any of the terms or conditions of this Agreement other than those terms and conditions required to be disclosed to program members hereunder; or

          (2) Any confidential or proprietary information or data received from the Owner (which has been clearly and conspicuously marked "Confidential") except information that is or becomes generally available to the public other than as a result of disclosure by the User or is, or becomes, available to the User on a nonconfidential basis from a source other than the Owner which source, to the User's knowledge, is not prohibited from disclosing such information to the User by a legal, contractual or fiduciary obligation to the Owner.

          (3) Information provided by oral communications, computer tapes, data transmissions and other non-written forms will be considered confidential unless otherwise stated by the carrier providing the information.

          (4) If either carrier is served with subpoena or other legal process requiring the production or disclosure of any confidential information, that carrier will immediately notify the Owner, and will use its best efforts to permit the Owner, at its sole cost and expense, a reasonable period of time to intervene and contest disclosure or production.

          (5) Upon termination of this Agreement, the User must return any and all confidential information received from the Owner.

          (6) Each party shall restrict all confidential information to respective employees on a "need to know" basis.

     17. ENTIRE AGREEMENT WAIVERS AND AMENDMENTS. This Agreement constitutes the entire understanding of the carriers with respect to the subject matter hereof superseding all prior discussions and agreements, written or oral. This Agreement may not be amended, nor may any of its provisions be waived, except by writing signed by both carriers. No delay on the part of either carrier in exercising any right power or privilege hereunder shall operate as a waiver hereof, nor shall any waiver operate as a continuing waiver of any right, power or privilege.

     18. NOTICES. All notices given hereunder shall be in writing delivered by hand, certified mail, telex, or telecopy to the carriers at the following addresses:

    If to CAL:

    Continental Airlines, Inc.                    Telephone No.: 713-834-2950
    2929 Allen Parkway                            Telecopier No.: 713-520-6329
    Houston, Texas 77019
    Attention: Vice Chairman & CEO

    With copy to:

    Continental Airlines, Inc.                    Telephone No.: 713-834-5149
    2929 Allen Parkway                            Telecopier No.: 713-834-5161
    Houston, Texas 77019
    Attention: Senior Vice President
      and General Counsel

If to AWA:

America West Airlines, Inc.               Telephone No.: (602) 693-5880
4000 E. Sky Harbor Blvd.                  Telephone No.: (602) 693-5990
Phoenix, AZ 85034
Attention: President & COO


With copy to:

America West Airlines, Inc.               Telephone No.: (602) 693-5750
4000 E. Sky Harbor Blvd.                  Telephone No.: (602) 693-5904
Phoenix, AZ 85034
Attention: Senior Vice President
      and General Counsel


     19. SUCCESSORS AND ASSIGNS. Neither carrier may assign its rights or delegate its duties under this Agreement without the prior written consent of the other carrier, and any such purported assignment or delegation shall be void. This Agreement shall be binding on the lawful successors of each carrier.

     20. SEVERABILITY. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     21. HEADINGS. The headings in this Agreement are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

     22. COUNTERPARTS. This Agreement may be executed in counterparts, all of which taken together shall constitute one agreement.

     23. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of New York without reference to principles of choice or conflicts of law.

     24. EQUAL OPPORTUNITY. EEO clauses contained at 11 C.F.R. Sections 60-1.4, 60-250.4 and 60-741.4 are hereby incorporated by reference. Each party shall comply with all equal opportunity laws and regulations which apply to or must be satisfied by that party as a result of this Agreement.

     25. Non-Waiver. The right of either carrier to require strict performance and observance of any obligations hereunder will not be affected in any way by any previous waiver, forbearance or course of dealing.

     26. Compliance with Applicable Laws. Each carrier will comply with all federal, state and local laws and regulations with respect to its respective role in connection with the program and the products and services to be provided by such carrier hereunder.

     27. Force Majeure. Neither CAL nor AWA will be liable for delays in performance caused by acts of God, war, strike, labor dispute, work stoppage, fire or any other cause, whether similar or dissimilar, beyond the control of the carrier whose performance is delayed.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written.

CONTINENTAL AIRLINES, INC.                        AMERICA WEST AIRLINES, INC.


By:                                               By:
- - ---------------------------------------------     ---------------------------------------------
Title:                                            Title:
- - ---------------------------------------------     ---------------------------------------------

                                   EXHIBIT A

                          REWARD TRAVEL ON CAL FLIGHTS

1. REWARD DESTINATIONS

     FF Members may redeem FlightFund miles for travel on CAL flights from a CAL North American gateway to the following destinations:

    Europe
    Hawaii
    Asia

2. REWARD LEVELS

     FF Members will be able to redeem miles for travel on CAL flights at the following roundtrip levels:

      TRAVEL AREA                          (1) COACH                  (1) FIRST
      -----------                          ---------                  ---------
Between the Continental
  United States & Hawaii                    50,000                       TBD
Between the Continental
  United States & Asia                      65,000                       TBD
Between the Continental
  United States & Europe                    65,000                       N/A

3. REDEMPTION PROCEDURES

     FF Members may only redeem FlightFund miles for reward travel on CAL flights by submitting a request to AWA in accordance with the terms and conditions applicable to FF Members. AWA will contact CAL via telephone or reservation system to request reward travel for FF Members on CAL flights. CAL will have specific staff dedicated to FlightFund reward requests and respond to reward requests within 48 hours of receipt of the request. Once properly confirmed, all reward travel reservations will be honored by CAL. AWA will issue all FlightFund reward tickets. Once issued, all reward tickets will be valid for one year. CAL will not impose any restrictions on advance booking of reward travel and changes to previously confirmed reservations will be accepted up to the day prior to departure from the point of origin.

     4. CAPACITY RESTRICTIONS

     CAL may reasonably restrict the number of seats on an CAL flight available for travel pursuant to a FlightFund reward ticket, but AWA shall have access equal to reward seats provided to OP Members. CAL may impose blackout dates for FlightFund Reward travel, provided that such blackout dates correspond to the blackout dates applicable to OP Members.

     5. QUALITY OF SERVICE

     CAL shall provide service to FF Members traveling on CAL flights pursuant to FlightFund rewards to the same extent and in the same manner that it provides service to OP Members on CAL flights. In the event of a current day flight cancellation, CAL or AWA will reaccommodate FlightFund or OnePass reward travel exclusively on flights operated by either CAL or AWA.

                                   EXHIBIT B

                              REWARD TRAVEL CHARGE

     For flights operated by either carrier as Shared Code Segments or, when there is system-wide domestic code sharing pursuant to the Code Sharing Agreement, all flights, the charge per mile flown is as follows:

            Coach to all except Hawaii
            Coach to Hawaii                                  [ CONFIDENTIAL PORTION DELETED ]
            BusinessFirst to Hawaii

     For flights operated by either carrier as other than Shared Code Segments prior to system-wide domestic code sharing pursuant to the Code Sharing Agreement, the charge per mile flown is as follows:

            Coach to all except Hawaii
            Coach to Hawaii                                  [ CONFIDENTIAL PORTION DELETED ]
            BusinessFirst to Hawaii

                                   EXHIBIT C

                          AWARD TICKET RECONCILIATION
                             ACCOUNTING PROCEDURES

     1. AWA agrees that off-line reward tickets for travel on CAL will be issued by AWA on AWA's ticket stock.

     2. Reward tickets will include a discrete fare basis code so that the usage of reward travel tickets can be tracked.

     3. On a monthly basis AWA will provide CAL with the number of reward tickets issued by date, award level and city pair. Such reports will be provided 30 days after the end of the month for which such report relates.

     4. CAL will include in its monthly Interline Billing Invoice to AWA, the lifted reward travel flight coupons which are reported for purposes of settlement through the Airlines Clearing House (ACH).

     5. Reward tickets will be compared to flown reward travel.

                        MASTER GROUND HANDLING AGREEMENT

     This agreement is made this day of August 22, 1994, by and between Continental Airlines, Inc., a Delaware corporation ("CAL"), and America
West Airlines, Inc., Debtor and Debtor-in-Possession, a Delaware corporation ("AWA").

                                    RECITALS

     CAL and AWA are each certificated air carriers providing air transportation services in their respective areas of operation.

     CAL and AWA are each capable of providing various ground handling services, including customer service, ramp service line maintenance, maintenance of ground support equipment and aircraft cleaning, and have the facilities and equipment necessary to perform such services (collectively, the "Services") at airports where they operate.

     CAL and AWA each desire to consolidate various ground handling services, facilities and equipment at airports where both airlines operate in order to take advantage of certain synergy opportunities.

     NOW, THEREFORE, in consideration of the premises and the mutual promises herein contained, CAL and AWA hereby agree as follows:

     1. DEFINITIONS.

     a. Handling Company: The airline providing the Services.

     b. Carrier: The airline receiving the Services.

     2. SERVICES TO BE PROVIDED AND LOCATIONS. The airlines will mutually determine what Services will be provided by one airline for the other airline at locations where both airlines conduct air carrier operations. The locations where both airlines conduct operations are set forth in Exhibit A hereto. The factors that will be considered in determining which airline provides Services at a particular location will be the number of flights that each airline operates at the location, the overall savings that may be realized, the presence of third party constraints, the number of locations that an airline provides or is likely to provide Services for the other airline, and any legitimate business concerns. The Services to be provided at each location shall be described according to Annex A of the SGHA of April 1993, and attached hereto as Exhibit C.

     3. PRICING.

     [Confidential Portion Deleted]

[Confidential Portion Deleted]

[Confidential Portion Deleted]


     b. The Handling Company shall provide full disclosure of the costing of services to the Carrier upon request.

     c. For purposes of Section 3.a. hereof, the incremental cost to the Handling Company of providing the Services will be the sum of the costs below that are incremental to the Handling Company as a result of providing the Services for the Carrier, and for purposes of Section 3.a.(1) hereof, the applicable mark up shall be as indicated below.

    (1) [Confidential Portion Deleted]

    (2) [Confidential Portion Deleted]

    (3) [Confidential Portion Deleted]

    (4) [Confidential Portion Deleted]

    (5) [Confidential Portion Deleted]

    (6) [Confidential Portion Deleted]

    (7) [Confidential Portion Deleted]

         (8) [Confidential Portion Deleted]

     d. In addition to the payment referred to in Section 3.a. hereof, the Carrier shall pay the Handling Company a fee for the use of non-incremental facility space equal to one half the difference between (i) the monthly cost of rent and facility maintenance and operating charges that the Carrier incurred prior to the Handling Company's commencing providing Services for the Carrier at a location and (ii) the monthly direct cost of incremental facilities plus any amount of monthly rent and facility maintenance and operating cost that the Carrier is required to pay at such location for space that is not being used as a result of the Handling Company's providing Services for the Carrier.

     e. Handling in the case of technical landings for other than commercial purposes will be charged at 50% of the average turn rate provided that a physical change of load is not involved.

     f. Handling in case of return to ramp will not be charged extra, provided that a physical change of load is not involved.

     g. Handling in case of return to ramp involving a physical change of load will be charged in the same manner as in the case of technical landing in accordance with Sub-Paragraph 3.e.

     h. The Carrier will reimburse the Handling Company for any overtime expense incurred as a result of the Carrier operating a flight, the actual departure time of which is more than two (2) hours later than scheduled departure time. Labor rates to be used will be listed in Annex B.

     4. CHANGE EVENTS. The costs set forth in Exhibit B, as well as those set forth in this Agreement will be reviewed and adjusted, if necessary, at the conclusion of every six month period, upon the occurrence of a schedule change by Carrier, Handling Company or any material change in Handling Company's labor cost (collectively, the events giving rise to an adjustment in cost are referred to as "Change Events").

     5. EQUIPMENT. The Carrier shall be responsible for providing to the Handling Company any incremental ground equipment necessary for the Handling Company to be able to perform Services for the Carrier at a location. The Handling Company shall maintain the ground equipment in the same manner that it maintains its own ground equipment. The Carrier shall pay the maintenance and operating expense for such Carrier supplied ground equipment in accordance with section 3.c(2) hereof. Such Carrier supplied ground equipment shall at all times be considered the property of Carrier.

     6. FORMAL AGREEMENT. At such time as the airlines agree on the Services that will be provided at a location, the airlines will execute an agreement substantially in the form of Exhibit B which is the 1993 version of the Standard Ground Handling Agreement (SGHA), Simplified Procedure, published by the International Air Transport Associations (IATA). Exhibit B sets forth the general terms and conditions upon which each airline will provide Services to the other airline.

     7. INDEPENDENT PARTIES. It is expressly recognized and agreed that each airline, in its performance and otherwise under this Agreement, is and shall be engaged and acting as an independent contractor and in its own independent and separate business; that each airline shall retain complete and exclusive control over its staff and operations and the conduct of its business; and that each airline shall bear and pay all expenses, costs, risks and responsibilities incurred by it in connection with its obligations under this Agreement. Neither CAL nor AWA nor any officer, employee, representative, or agent of CAL or AWA shall in any manner, directly or indirectly, expressly or by implication, be deemed to be, or make any representation or take any action which may give rise to the existence of, any employment, agent, partnership, or other like relationship as between CAL and AWA but each airline's relationship as respects the other airline in connection with this Agreement is and shall remain that of an independent contractor.

     8. TERM AND TERMINATION.

     a. Term. Unless the airlines agree to an earlier commencement date, the term of this Agreement shall commence as soon as practicable after the date that is the later of the date that this Agreement is signed by both parties or the date that the investment agreement between AWA and AmWest Partners, L.P. (the "Investment Agreement") is consummated and shall continue until the date immediately preceding the tenth anniversary of the commencement date, unless earlier terminated as provided herein, and shall continue thereafter until either airline gives the other airline notice of termination at least 90 days prior to the effective date of such termination. In no event shall termination or expiration pursuant to this Section 7a be effective unless such 90 days' notice is provided.

     b. Termination as a Result of Changes of Law. In the event there is any change in treaties, statutes or regulations of air transportation that materially affects the rights and/or obligations presently in force with respect to the air transportation services of CAL or AWA or both, relating to CO* or HP* Flights, then the airlines will consult, within 30 days after any of the occurrences described herein, in order to determine or seek mutual agreement as to what, if any changes to this Agreement are necessary or appropriate, including but not limited to the early termination and cancellation of this Agreement.

     c. Other Termination Rights. In addition to any other provisions of this Agreement, this Agreement may be terminated, without liability, as follows:

          (1) By either airline on 30 days' prior written notice, if the other airline has breached any material provision of this Agreement unless such other airline cures such breach within such 30 day period;

          (2) By either airline immediately on notice, if the other airline shall be dissolved or shall fail to maintain its corporate existence in good standing, or shall have its authority to operate as a scheduled airline suspended or revoked, or shall cease operations as a scheduled airline.

          (3) By either airline immediately on notice, in the event that the commencement date of this Agreement is prior to the date that the Investment Agreement is consummated if the Investment Agreement is terminated prior to this having been consummated.

     (4) Except to AWA's currently pending Chapter 11 proceeding, by either airline if a petition is filed by or against the other airline under bankruptcy law, or any other law providing for the relief of debtors, and the affected party does not succeed in having such petition lifted or stayed within sixty days from the date of entry; either airline, at its option, may cancel this Agreement immediately and exercise such other remedies as may be available at law and/or in equity

     (5) By either airline on six month's prior written notice, if an airline, foreign or domestic, that competes with the terminating airline on a material basis, acquires majority ownership of or substantial control over the other airline.

     9. ENTIRE AGREEMENT WAIVERS AND AMENDMENTS. This Agreement, together with any Annex Agreements as set forth in the format demonstrated in Exhibit B, constitutes the entire understanding of the airlines with respect to the subject matter hereof superseding all prior discussions and agreements, written or oral. This Agreement may not be amended, nor may any of its provisions be waived, except by writing signed by both airlines. No delay on the part of either airline in exercising any right power or privilege hereunder shall operate as a waiver hereof, nor shall any waiver operate as a continuing waiver of any right, power or privilege.

     10. NOTICES. All notices given hereunder shall be in writing delivered by hand, certified mail, telex, or telecopy to the airlines at the following addresses:

If to CAL:

       Continental Airlines, Inc.                                Telephone No.:  713-834-2950
       2929 Allen Parkway                                        Telephone No.:  713-520-6329
       Houston, Texas 77019
       Attention: Vice Chairman & CEO

With copy to:

       Continental Airlines, Inc.                                Telephone No.:  713-834-5149
       2929 Allen Parkway                                        Telephone No.:  713-834-5161
       Houston, Texas 77019
       Attention: Senior Vice President
          and General Counsel

If to AWA:

       America West Airlines, Inc.                               Telephone No.:  602-693-5880
       4000 E. Sky Harbor Blvd.                                  Telephone No.:  602-693-5950
       Phoenix, Arizona 85034
       Attention: President & CEO

With copy to:

       America West Airlines, Inc.                               Telephone No.:  602-693-5750
       4000 E. Sky Harbor Blvd.                                  Telephone No.:  602-693-5904
       Phoenix, Arizona 85034
       Attention: Sr. Vice President and
          General Counsel

     11. SUCCESSORS AND ASSIGNS. Neither airline may assign its rights or delegate its duties under this Agreement without the prior written consent of the other airline, and any such purported assignment or delegation shall be void. This Agreement shall be binding on the lawful successors of each airline.

     12. SEVERABILITY. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     13. HEADINGS. The headings in this Agreement are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

     14. COUNTERPARTS. This Agreement may be executed in counterparts, all of which taken together shall constitute one agreement.

     15. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the law of the State of New York without reference to principles of choice or conflicts of law.

     16. EQUAL OPPORTUNITY. EEO clauses contained at 11 C.F.R. #60-1.4, 60-250.4 and 60-741.4 are hereby incorporated by reference. Each party shall comply with all equal opportunity laws and regulations which apply to or must be satisfied by that party as a result of this Agreement.

     17. HANDLING STANDARDS. The Handling Company agrees to provide services in accordance with the minimum standards as outlined in Exhibit B. Failure to maintain these performance standards in every category for a calendar month will result in a reduction of the charges of five percent for the period; likewise, if the minimum standards are exceeded in every category a five percent incentive bonus will be awarded the handling company. Following are the standards:

     a. Standards for cities where the Carrier has under 25 flights per day:

                            [Confidential Portion Deleted]

     18. SETTLEMENT OF ACCOUNTS. The Handling Company shall present invoices to the Clearing House (ACH) monthly in arrears for all services performed. Concurrently therewith, the Handling Company shall send or deliver copies of such invoices to the Carrier's local station manager. The Carrier shall not oppose clearance of any invoice by the Clearing House, but reserve the right to subsequently adjust any difference which may arise in connection therewith, provided such adjustments are in accordance with ACH rules.

     19. DISPUTE RESOLUTION. In the event that the Handling Company does not perform to the standards set forth in this Agreement, the Carrier and Handling Company agree to resolve any service dispute as follow:

       a. First, the field representatives of both Carrier and the Handling Company shall negotiate in good faith to resolve any service standard dispute.

       b. Second, if such dispute is not resolved within ten days by the field representative, the Carrier and the Handling Company will schedule a review committee meeting consisting of senior management personnel authorized to resolve the dispute.

     20. TRANSFER OF SERVICES. The Handling Company may subcontract certain services to be provided hereby only with the prior written consent of the Carrier, which will not be unreasonably withheld. The Carrier will reimburse the Handling Company for the expense of such subcontract at cost plus 10%.

     21. FLIGHT SCHEDULE. Each airline will provide the other airline with 90 days' prior notice (or notice as far in advance as possible if 90 days is impracticable) of any change by it to the flight schedule established pursuant to Annex B hereto. Upon notice of a schedule change, the airlines shall attempt to resolve any problems that result from such change in a commercially reasonable manner so that the detrimental effects of such change are minimized. If after the airlines attempt to resolve such problems, the schedule change is unacceptable to the Carrier, the Carrier may terminate the agreement applicable to the location on 30 days notice delivered no later than 30 days after the schedule change.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written.

CONTINENTAL AIRLINES INC.                   AMERICA WEST AIRLINES, INC.


         /s/ Charles                                     /s/ Marty J. Whalen
BY:      ___________________________________    BY:      ___________________________________

         /s/ Exec. Vice President                        Sr. Vice President
TITLE:   ___________________________________   TITLE:    ___________________________________

         August 25, 1994                                 August 25, 1994
DATE:    ___________________________________    DATE:    ____________________________________


                                   EXHIBIT A

                                   LOCATIONS

     [confidential portion deleted]

                                   EXHIBIT B

           STANDARD GROUND HANDLING AGREEMENT -- SIMPLIFIED PROCEDURE

      ANNEX B.1.1 -- LOCATION(S), AGREED SERVICES, FACILITIES AND CHARGES

to the Standard Ground Handling Agreement (SGHA) of April 1993

between:                     AMERICA WEST AIRLINES, INC.
                             having its principal office at:
                             4000 E. Sky Harbor Boulevard
                             Phoenix, Arizona 85034,
                             and hereinafter referred to as the ["Carrier" or "Handling Company"]

and:                         CONTINENTAL AIRLINES, INC.
                             having its principal office at:
                             2929 Allen Parkway
                             Houston, Texas 77019,
                             and hereinafter referred to as the ["Handling Company" or "Carrier"]

effective from:

This Annex for the location  [Location where Carrier will provide Ground
                             Handling for the other Carrier]

is valid from and replaces:

PREAMBLE: This Annex B is prepared in accordance with the simplified procedure whereby the Carrier and the Handling Company agree that the terms of the Main Agreement and Annex A of the SGHA of April 1993 as published by the International Air Transport Association shall apply as if such terms were repeated here in full. The terms of the Master Ground Handling Agreement between

America West Airlines, Inc. and Continental Airlines Inc., dated August 22, 1994, also applies as if such terms were repeated here in full and in cases of conflict supersede the terms of the SGHA.

PARAGRAPH 1. HANDLING CHARGES

1.1 The Handling company shall provide the services of Annex A enumerated below for the Carrier's scheduled operations:

[List of Services to be Provided]

1.2 Handling Fee

    1.2.1 For the performance of services enumerated in Sub-Paragraph 1.1, the Handling Company shall charge the Carrier the following monthly fee such as has been calculated in accordance to the pricing standards as recorded in the Master Agreement.
            $          /Flight
            or a monthly minimum of
            $          /Month
            whichever is greater.

(List any additional Handling Fees here which apply from the Main Agreement.)

PARAGRAPH 2. ADDITIONAL SERVICES

     2.1 (List additional services not recorded in 1.1)

     2.2 Handling Fees:

         2.2.1 (List fees for additional services here. All fees listed should be consistent with the fee structure stated in the Master Handling Agreement.)

PARAGRAPH 3. FACILITY SPACE

     3.1 (List facility space provided here.)

     3.2 (List cost of facility space.)

PARAGRAPH 4. FLIGHT SCHEDULE

     4.1 Effective dates

     4.2 A/C        FREO        ETA        ETD        FREO        A/C

PARAGRAPH 5. HANDLING STANDARDS
                                                      Incentive   Penalty
Station On-Time Departures
First Flight On-Time Departures
Mishandled Baggage
Aircraft Damage

PARAGRAPH 6. DURATION, MODIFICATION AND TERMINATION

     6.1 Notwithstanding the provisions of Paragraph 8 Term and Termination, of the Master Ground Handling Agreement, this Annex shall remain in effect for a period of two years from the date that this Annex is effective and shall remain in effect thereafter until cancelled by either party upon 60 days notice of such cancellation. In addition to the rights that either party may have pursuant to the termination provisions of the Master Ground Handling Agreement, either party may cancel this Annex if the party ceases operations at the airport where the services are being provided hereunder, in the case of "Change of Events" the amended price is such that the Carrier wishes to terminate the Agreement, the Handling Company is unable to meet the agreed upon Handling Standards of the Carrier or by the Handling Company if the Handling Company's operations at the airport where the services are being provided hereunder are reduced to such and extent that the maintenance of ground handling capabilities is no longer prudent.

     IN WITNESS WHEREOF, the parties hereto have each caused this Annex B to be signed and delivered by its duly authorized officer, as of the date indicated below.

CONTINENTAL AIRLINES, INC.                    AMERICA WEST AIRLINES, INC.

By:                                           By:
- - ---------------------------------             ---------------------------------
Title:                                        Title:
- - ---------------------------------             ---------------------------------
Date:                                         Date:
- - ---------------------------------             ---------------------------------

                                   Exhibit C

Airport Handling Manual
- - --------------------------------------------------------------------------------

AHM 810 -- ANNEX A

IATA STANDARD GROUND HANDLING AGREEMENT  (APRIL 1993)

STANDARD GROUND HANDLING AGREEMENT

                      ANNEX A -- GROUND HANDLING SERVICES

to the Standard Ground Handling Agreement effective from:
between:
hereinafter referred to as "the Carrier" or "the Handling Company", as the case may be, and:
hereinafter referred to as "the Handling Company" or "the Carrier", as the case may be.
This Annex A
is valid from:
and replaces:

                               TABLE OF CONTENTS

                DEFINITIONS

SECTION 1.      REPRESENTATION AND ACCOMMODATION
1.1             General
1.2             Disbursements
1.3             Accommodation

SECTION 2.      LOAD CONTROL AND COMMUNICATIONS
2.1             Load Control
2.2             Communications

SECTION 3.      UNIT LOAD DEVICE CONTROL
3.1             Handling
3.2             Administration

SECTION 4.      PASSENGERS AND BAGGAGE
4.1             General
4.2             Departure
4.3             Arrival
4.4             Baggage Handling
4.5             Remote/Off Airport Services

SECTION 5.      CARGO AND MAIL
5.1             Cargo Handling -- General
5.2             Export Cargo
5.3             Import Cargo
5.4             Transfer Cargo
5.5             Post Office Mail

SECTION 6.      RAMP
6.1             Marshalling
6.2             Parking
6.3             Ramp to Flight Deck Communication
6.4             Loading and Unloading
6.5             Starting
6.6             Safety Measures
6.7             Moving of Aircraft

                                                      Ground Handling Agreements
- - --------------------------------------------------------------------------------

AHM 810 -- ANNEX A (CONTINUED)

SECTION 7.      AIRCRAFT SERVICING
7.1             Exterior Cleaning
7.2             Interior Cleaning
7.3             Toilet Service
7.4             Water Service
7.5             Cooling and Heating
7.6             Snow and Ice Removal
7.7             Cabin Equipment
7.8             Storage of Cabin Material

SECTION 8.      FUEL AND OIL
8.1             Fuelling and/or Defuelling
8.2             Replenishing of Oils and Fluids

SECTION 9.      AIRCRAFT MAINTENANCE
9.1             Routine Services
9.2             Non-routine Services
9.3             Material Handling
9.4             Parking and Hangar Space

SECTION 10.     FLIGHT OPERATIONS AND CREW ADMINISTRATION
10.1            General
10.2            Flight Preparation at the Airport of Departure
10.3            Flight Preparation at a Point Different from the Airport of
                Departure
10.4            In-flight Assistance
10.5            Post-flight Activities
10.6            In-flight Re-despatch
10.7            Crew Administration

SECTION 11.     SURFACE TRANSPORT
11.1            General
11.2            Special Transport

SECTION 12.     CATERING SERVICES
12.1            Liaison and Administration
12.2            Catering Ramp Handling
12.3            Storage
12.4            Cleaning Services
12.5            Preparation

SECTION 13.     SUPERVISION AND ADMINISTRATION
13.1            Supervisory Functions
13.2            Administrative Functions

SECTION 14.     SECURITY
14.1            Passengers and Baggage
14.2            Cargo and Mail
14.3            Catering
14.4            Aircraft, Ramp and Other Designated Areas
14.5            Additional Security Services

Airport Handling Manual
- - --------------------------------------------------------------------------------

AHM 810 -- ANNEX A (CONTINUED)

DEFINITIONS

For the sake of clarity, the following definitions apply:

     AIRPORT TERMINAL means all buildings used for arrival and departure handling of aircraft.

     ARRANGE (or MAKE ARRANGEMENTS FOR) implies that the Handling Company may request an outside agency to perform the service in question. The charge of the outside agency shall be paid by the Carrier. The Handling Company assumes no liability toward the Carrier for such arrangements.

     CARGO includes the Carrier's service cargo and company mail.

     LOADS means baggage, cargo, mail and any aircraft supplies including ballast.

     AS MUTUALLY AGREED or BY MUTUAL AGREEMENT, it is recommended that, whenever this terminology is used, such items be supported by specific documentation or reference.

     OWNING CARRIER means a carrier who is the owner or lessee of a Unit Load Device.

     PASSENGERS includes the Carrier's service and free passengers.

     PROVIDE implies that the Handling Company itself assumes responsibility for the provision of the service in question.

     RECEIVING CARRIER means a carrier who receives a Unit Load Device from a transferring carrier at a transfer point.

     TECHNICAL LANDING is a landing for other than commercial reasons where no physical change of load occurs.

     TRANSFERRING CARRIER means a carrier who transfers a Unit Load Device to a receiving carrier at a transfer point.

     TRANSIT FLIGHT is an aircraft making an intermediate landing for commercial reasons where a change of load occurs.

     TRUCK HANDLING means loading and/or unloading a truck operating as a Truck Service.

     TRUCK SERVICE means a service operated by truck on behalf of an airline carrying loads documented in accordance with the applicable IATA and/or ICAO rules, regulations and procedures.

     In the Main Agreement and in Annex A, the word "aircraft" will read "truck" and "flight" will read "truck service" when it concerns the handling of a truck as meant under the above definitions.

     In Section 5, Sub-Section 5.3.1(a) of Annex A, the word "vehicle" means a conveyance of any kind to be used within the ramp area for transport of cargo between warehouse and truck or between two trucks or between two warehouses.

     TURNROUND FLIGHT is an aircraft terminating a flight and subsequently originating another flight following a complete change of load.

     UNIT LOAD DEVICES (ULDs) means devices which interface directly with an aircraft restraint system and are registered by the IATA ULD Technical Board.

                                                      Ground Handling Agreements
- - --------------------------------------------------------------------------------

AHM 810 -- ANNEX A (CONTINUED)

SECTION 1.      REPRESENTATION AND ACCOMMODATION
1.1             General
1.1.1           If required, arrange guarantee or bond to facilitate the Carrier's activities. Cost for provisions of such guarantee or bond may be recharged to the Carrier.
1.1.2           Liaise with local authorities.
1.1.3           Indicate that the Handling Company is acting as handling agent for the Carrier.
1.1.4           Inform all interested parties concerning movements of the Carrier's aircraft.
1.2             Disbursements
1.2.1           As mutually agreed, pay, on behalf of the Carrier, airport, customs, police and other charges relating to the services performed.
1.2.2           As mutually agreed, pay, on behalf of the Carrier, out-of-pocket expenses, for example, accommodation, transport and catering charges.
1.2.3           As mutually agreed, pay Denied Boarding Compensation on behalf of the Carrier.
1.3             Accommodation
1.3.1           Provide office space for accommodation of the Carrier's representative(s).

SECTION 2.      LOAD CONTROL AND COMMUNICATIONS
2.1             Load Control
2.1.1           Convey and deliver flight documents between the aircraft and appropriate airport buildings.
2.1.2           (a) Prepare
                (b) Sign
                (c) Distribute
                (d) Clear
                (e) File
                as appropriate, documents, for example, loading instructions, loadsheets, balance charts, Captain's load information and manifests, in accordance with local or international regulations or as reasonably required by the Carrier.
2.1.3           (a) Compile
                (b) Despatch
                statistics, returns and reports, as mutually agreed.
2.2             Communications
2.2.1           (a) Compile
                (b) Despatch and receive
                all messages in connection with the services performed by the Handling Company, using the Carrier's originator code or double signature procedure, as applicable. Inform the Carrier's representative of the contents of such messages. Charges for transmitting messages may be recharged to the Carrier.
2.2.2           Maintain a message file containing all above mentioned messages pertaining to each flight for ninety days.
2.2.3           (a) Provide
                (b) Operate
                suitable means of communication between the ground station and the Carrier's aircraft.

SECTION 3.      UNIT LOAD DEVICE CONTROL
3.1             Handling
3.1.1           (a) Provide
                or
                (b) Arrange for
                suitable storage space for Unit Load Devices, as mutually agreed.

Airport Handling Manual
- - --------------------------------------------------------------------------------

AHM 810 -- ANNEX A (CONTINUED)

3.1.2           Apply correct storage and handling techniques in accordance with the Carrier's requirements.
3.1.3           Take appropriate action to prevent theft or unauthorized use of, or damage to the
                Carrier's Unit Load Devices in the custody of the Handling Company. Notify the
                Carrier immediately of any damage to or loss of such items.
3.2             Administration
3.2.1           Maintain a stock record of all Unit Load Devices received and despatched in a suitable manner, as mutually agreed.
3.2.2           Issue Control Receipts when Unit Load Devices are transferred to or from the owning carrier on the instructions of the delivering carrier.
3.2.3           Compile and despatch Stock Check Messages (SCM), as mutually agreed.
3.2.4           Compile and despatch Unit Load Device Control Messages (UCM), according to UCM procedure.
3.2.5           Prepare Unit Load Device Receipt (LUC) for all transfers of Unit Load Devices and obtain signature(s) of the transferring and receiving carrier(s) or approved third parties and distribute copies according to the Carrier's Instructions.
3.2.6           Handle lost, found and damaged Unit Load Device matters and notify the Carrier of such irregularities.

SECTION 4.      PASSENGERS AND BAGGAGE
4.1             General
4.1.1           Inform passengers and/or public about time of arrival and/or departure of Carrier's aircraft and surface transport.
4.1.2           Make arrangements for stopover, transfer and transit passengers and their baggage and inform them about services available at the airport.
4.1.3           When requested by the Carrier,
                (a) provide
                or
                (b) arrange for
                special equipment, facilities and specially trained personnel, as available, for assistance to
                (1) unaccompanied minors.
                (2) disabled passengers.
                (3) VIPs.
                (4) transit without visa passengers (TWOVs).
                (5) deportees.
                (6) others, as specified.
                Additional costs may be recharged to the Carrier.
4.1.4           Take care of passengers when flights are interrupted, delayed or cancelled, according to instructions given by the Carrier. If instructions do not exist, deal with such cases according to the practice of the Handling Company.
4.1.5           If applicable, arrange storage of baggage in the Customs' bonded store if required
                (any fees to be paid by the passenger).
4.1.6           Notify the Carrier of complaints and claims made by the Carrier's clients and, by special arrangement, process such claims, as mutually agreed.
4.1.7           Handle lost, found and damaged property matters, as mutually agreed.
4.1.8           Report to the Carrier any irregularities discovered in passenger and baggage handling.
4.1.9           Make available the Handling Company's special lounge facilities, as specified in
                Annex(es) B.
4.1.10          (a) Provide
                or
                (b) Arrange for
                personnel and/or facilities for porter service.
4.2             Departure
4.2.1           Check and ensure that tickets are valid for the flight(s) for which they are presented. The check shall not include the fare.

                                                      Ground Handling Agreements
- - --------------------------------------------------------------------------------

AHM 810 -- ANNEX A (CONTINUED)

4.2.2           By mutual agreement, check travel documents (passports, visas, vaccination and other certificates) for the flight(s) concerned, but without the Handling Company having any liability.
4.2.3           (a) Weigh and/or measure (as applicable), and tag checked and unchecked baggage.
                (b) Effect the conveyance of checked baggage from the baggage check-in position to the baggage sorting area.
                Additional costs for baggage requiring special handling may be recharged to the
                Carrier.
4.2.4           Enter baggage figures on passengers' ticket(s), detach applicable flight coupon(s)
                and issue boarding pass(es)
                (a) for initial flight.
                (b) for subsequent flight(s).
4.2.5           By mutual agreement, make out excess baggage ticket(s), collect excess baggage charge(s) and detach applicable excess baggage coupon(s).
4.2.6           Where applicable, collect Airport Service Charges from departing passengers accounting therefor to the appropriate authorities.
4.2.7           Carry out the Carrier's seat allocation or selection system
                (a) for initial flight.
                (b) for subsequent flight(s).
4.2.8           Direct passengers through controls to the aircraft.
4.2.9           Carry out head check of passengers upon embarkation. (Count to be compared with aircraft documents.)
4.2.10          Handle Denied Boarding Compensation cases, as agreed with the Carrier.
4.2.11          Provide facility for accepting and processing of unaccompanied baggage.
4.3             Arrival
4.3.1           Direct passengers from aircraft through controls to the terminal landside area.
4.3.2           Deliver baggage in accordance with local procedures.
4.4             Baggage Handling
4.4.1           Handle baggage in the baggage sorting area.
4.4.2           Prepare for delivery onto flights
                (a) bulk baggage.
                (b) Unit Load Devices.
4.4.3           Establish the weight of built-up Unit Load Devices.
4.4.4           (a) Offload bulk baggage from vehicles.
                (b) Break down and/or empty Unit Load Devices.
                (c) Check incoming baggage for transfer connections.
4.4.5           (a) Sort transfer baggage.
                (b) Store transfer baggage for a period to be mutually agreed prior to despatch.
4.4.6           (a) Provide
                or
                (b) Arrange for
                transport of transfer baggage to the sorting area of the receiving carrier.
4.4.7           Handle crew baggage, as mutually agreed.
4.5             Remote/Off Airport Services
4.5.1           Inform passengers/public about time of arrival/departure.
4.5.2           Receive departing passengers and baggage.
4.5.3           Carry out passenger and baggage handling as described in Sub-Sections 4.1 and 4.2, where applicable.
4.5.4           Direct departing passengers to connecting transport to the airport.

Airport Handling Manual
- - --------------------------------------------------------------------------------

AHM 810 -- ANNEX A (CONTINUED)

4.5.5           Receive passengers ex transport from the airport.
4.5.6           Deliver baggage to passengers in accordance with local procedures.

SECTION 5.      CARGO AND MAIL
5.1             Cargo Handling -- General
                Physical Handling
5.1.1           (a) Provide facilities for handling of cargo, protecting cargo from weather.
                (b) Take appropriate action to prevent theft of, or damage to, cargo.
5.1.2           Provide, as locally available, essential equipment and storage facilities for perishables, live animals, valuables, news films, dangerous goods and other special shipments.
5.1.3           Store cargo for a period to be mutually agreed.
5.1.4           Obtain receipt upon delivery of cargo.
                Document Handling
5.1.5           Check all documents to ensure shipment may be carried in accordance with the
                Carrier's requirements. The check shall not include the rates charged.
                Customs Control
5.1.6           Place cargo under Customs control, if required, and clear discrepancies in accordance with local regulations.
5.1.7           Present to Customs, as required, cargo for physical examination.
                Irregularities Handling
5.1.8           Take immediate action in accordance with the Carrier's and/or local authorities'
                instructions in respect of irregularities, damage or mishandling of dangerous goods and other special shipments.
5.1.9           Report to the Carrier any irregularities discovered in cargo handling.
5.1.10          Handle lost, found and damaged cargo matters, as mutually agreed.
5.1.11          (a) Notify the Carrier of complaints and claims, giving supporting data.
                (b) Process such claims, as mutually agreed.
                Miscellaneous
5.1.12          Take appropriate action to prevent theft or unauthorised use of, or damage to the
                Carrier's pallets, containers, nets, straps, tie-down rings and other material in the custody of the Handling Company. Notify the Carrier immediately of any damage to or loss of such items.
5.1.13          (a) Provide
                or
                (b) Arrange for
                handling of specialised cargo products, as mutually agreed.
5.1.14          Handle diplomatic mail, as mutually agreed.
5.1.15          Handle company mail, as mutually agreed.
5.2             Export Cargo
                Physical Handling
5.2.1           Accept cargo in accordance with the Carrier's instructions, ensuring that
                (a) shipments are "ready for carriage".
                (b) the weight and volume of the shipments are checked.
5.2.2           Tally and assemble for despatch, cargo up to capacity available on the Carrier's flights.
5.2.3           Prepare
                (a) bulk cargo
                (b) Unit Load Devices
                for delivery onto flights.

                                                      Ground Handling Agreements
- - --------------------------------------------------------------------------------

AHM 810 -- ANNEX A (CONTINUED)

5.2.4           Establish the weight of
                (a) bulk load
                (b) built-up Unit Load Devices
                and provide the load control unit with deadload weights.
                Document Handling
5.2.5           (a) Prepare cargo manifests.
                (b) Provide the load control unit with Special Load Notification, as required.
                (c) Split air waybill sets. Forward applicable copies of manifests and air waybills, as mutually agreed.
                (d) Where applicable, return copy of air waybill to shipper, endorsed with flight details.
                Customs Control
5.2.6           Obtain Customs export clearance.
5.2.7           Prepare Customs documentation, for example, for cross-border truck services, as mutually agreed.
5.3             Import Cargo
                Physical Handling
5.3.1           (a) Offload bulk cargo from vehicles, when applicable.
                (b) Break down and/or empty Unit Load Devices.
                (c) Check incoming cargo against air waybills and manifests.
5.3.2.          Release cargo to the consignee or agent upon proper release by Customs and other government agencies, as required.
                Document Handling
5.3.3           Notify consignee or agent of arrival of shipments in accordance with applicable instructions.
5.3.4           (a) Provide
                or
                (b) Arrange for
                facilities for collection of "Charges Collect" as shown on the air waybills and extend credit to consignees or agents, as mutually agreed.
                Irregularities Handling
5.3.5           Take action in accordance with applicable instructions when consignee refuses acceptance or payment.
5.4             Transfer Cargo
5.4.1           Identify transfer cargo.
5.4.2           Prepare transfer manifests for cargo to be transported by another carrier.
5.4.3           (a) Provide
                or
                (b) Arrange for
                transport to the receiving carrier's warehouse on or in the close proximity of the airport of arrival, of transfer cargo under cover of Transfer Manifest.
5.4.4           Accept/prepare transfer cargo for onward carriage.
5.5             Post Office Mail
                Physical Handling
5.5.1           Check incoming mail against Post Office mail documents.
5.5.2           Deliver mail to postal authorities against Post Office mail documents for receipt.
5.5.3           Accept and check outgoing mail from postal authorities against Post Office mail documents receipt.
5.5.4           Handle transfer mail.

Airport Handling Manual
- - --------------------------------------------------------------------------------

AHM 810 -- ANNEX A (CONTINUED)

                Document Handling
5.5.5           Distribute Incoming/outgoing Post Office mail documents.
                Irregularities Handling
5.5.6           Handling lost, found and damaged mail matters and report all irregularities to the
                Carrier and postal authorities in accordance with local practices.
5.5.7           Maintain a file on all mail matters including irregularities for a period to be mutually agreed.

SECTION 6.      RAMP
6.1             Marshalling
6.1.1           (a) Provide
                or
                (b) Arrange for
                marshalling at arrival and/or departure.
6.2             Parking
6.2.1           (a) Provide
                (b) Position and/or remove
                wheelchocks.
6.2.2           Position and/or remove
                (a) landing gear locks.
                (b) engine blanking covers.
                (c) pilot covers.
                (d) surface control locks.
                (e) tallstands and/or aircraft tethering
6.2.3           (a) Provide
                (b) Position and remove
                (c) Operate
                suitable ground power unit for supply of necessary electrical power. Any time limit to be specified in Annex(es) B.
6.3             Ramp to Flight Deck Communication
6.3.1           Provide headsets.
6.3.2           Perform ramp to flight deck communication
                (a) during tow-in and/or push-back.
                (b) during engine starting.
                (c) for other purposes.
6.4             Loading and Unloading
6.4.1           (a) For a period to be mutually agreed, provide
                (b) Position and remove
                (1) suitable passenger steps.
                (2) suitable loading bridges.
                (3) flight deck steps.
6.4.2           Provide
                (a) passenger
                (b) crew
                transport between aircraft and airport terminals.
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6.4.3           (a) Provide
                (b) Operate
                suitable equipment for loading and/or unloading.
6.4.4           (a) Provide
                (b) Operate
                suitable equipment for transport of loads between agreed points on the airport, as required. (Equipment to be released and/or made available, as mutually agreed.)
6.4.5           Assemble/deliver/receive loads
6.4.6           (a) Unload loads from aircraft, returning lashing materials to the Carrier.
                (b) Load, stow and secure loads in the aircraft in accordance with the Carrier's instructions and procedures. (Lashing materials may be charged at cost.)
                (c) Operate in-plane loading system in accordance with the Carrier's instructions.
6.4.7           Load, stow and secure perishables, live animals, valuables, news films, dangerous goods and other special shipments in accordance with the Carrier's instructions.
6.4.8           Redistribute loads in aircraft according to Carrier's instructions.
6.4.9           (a) Open and secure aircraft hold doors.
                (b) Secure and lock aircraft hold doors when loading is complete.
6.4.10          Refill the Carrier's ballast bags with ballast approved by the Carrier.
6.4.11          Provide filled ballast bags
6.4.12          Arrange for safeguarding of all loads with special attention to valuables and vulnerable cargo during loading/unloading and during transport between aircraft and airport terminal(s).
6.5             Starting
6.5.1           (a) Provide
                (b) Position and remove
                (c) Operate
                appropriate unit(s) for engine starting.
6.5             Safety Measures
6.6.1           (a) Provide
                (b) Position and remove
                (c) Operate
                suitable fire-fighting equipment and other protective equipment, as required.
6.7             Moving of Aircraft
6.7.1           (a) Provide
                (b) Position and remove
                suitable tow-in and/or push-back equipment. (Towbar to be provided by the Carrier unless otherwise agreed.)
                (c) Tow in and/or push back aircraft according to the Carrier's instructions.
                (d) Tow aircraft between other agreed points according to the Carrier's instructions.
6.7.2           Move aircraft under its own power in accordance with the Carrier's instructions.

SECTION 7.      AIRCRAFT SERVICING
7.1             Exterior Cleaning
7.1.1           Perform exterior cleaning of flight deck windows.
7.1.2           Perform reasonable cleaning of aircraft integral steps.
7.1.3           Wipe excess oil from engine nacelles and landing gear.
7.1.4           Clean wings, controls, engine nacelles and landing gear.
7.1.5           Clean cabin windows.

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7.2             Interior Cleaning
7.2.1           Clean and tidy flight deck according to the Carrier's instructions and, if specified, under the control of a person authorised by the Carrier, by
                (a) emptying ash trays.
                (b) disposing of litter.
                (c) clearing waste from seat back stowages and racks.
                (d) wiping crew tables.
                (e) cleaning and tidying seats.
                (f) mopping floor.
                (g) cleaning windscreen on inside, as requested.
7.2.2           Clean and tidy, as appropriate, by
                (a) emptying ash trays
                (b) disposing of litter
                (c) clearing waste from seat back and over head stowages
                (d) wiping tables
                (e) cleaning and tidying seats and passenger service units
                (f) cleaning the floors (carpets and surrounds)
                (g) wiping surfaces in pantries, galleys (sinks and working surfaces) and toilets
                (wash basins, bowls, seats, mirrors and surrounds)
                (h) removing, as necessary, an contamination caused by airsickness, spilled food or drink and offensive stains,
                in
                (1) crew compartments (other than flight deck).
                (2) lounges.
                (3) bars, pantries, galleys.
                (4) passenger cabins.
                (5) toilets.
                (6) cloakrooms.
                (7) vestibules.
7.2.3           Clean and tidy pantry/galley fixtures and empty and clean refuse bins.
7.2.4           Clean floor and floor covers extensively.
7.2.5           Clean cabin fixtures and fittings.
7.2.6           Clean cabin windows.
7.2.7           Clean
                (a) cargo holds.
                (b) cargo cabins.
                (c) Unit Load Devices.
7.2.8           Fold and stow blankets.
7.2.9           Make up berths.
7.2.10          Change
                (a) head rest covers
                (b) pillow covers.
                Covers to be supplied by the Carrier.
7.2.11          Distribute in
                (a) cabin
                (b) toilets
                Items provided by the Carrier.
7.2.12          Disinfect and/or deodorize aircraft (materials may be supplied by the Carrier).

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7.3             Toilet Service
7.3.1           (a) Provide
                (b) Position and remove toilet servicing unit.
                (c) Empty, clean, flush toilets and replenish fluids in accordance with the Carrier's instructions.
7.4             Water Service
7.4.1           (a) Provide
                (b) Position and remove water servicing unit.
                (c) Replenish water tanks with drinking water, the standard of which is to meet the
                Carrier's requirements.
7.5             Cooling and Heating
7.5.1           (a) Provide
                (b) Position and remove.
                (c) Operate cooling unit.
7.5.2           (a) Provide
                (b) Position and remove.
                (c) Operate heating unit.
7.6             Snow and Ice Removal
7.6.1           Remove snow from the aircraft without de-icing.
7.6.2           (a) Provide
                (b) Position and remove.
                (c) Operate de-icing unit.
7.7             Cabin Equipment
7.7.1           Rearrange cabin by
                (a) removing
                (b) installing
                cabin equipment, for example, seats and cabin divider.
7.7.2           Handle in-flight entertainment matters, as mutually agreed.
7.8             Storage of Cabin Material
7.8.1           Provide suitable storage space for the Carrier's cabin material, as mutually agreed.
7.8.2           Take periodic inventory
7.8.3           (a) Provide
                or
                (b) Arrange for replenishment of stocks.

SECTION 8.      FUELS AND OIL
8.1             Fuelling and/or Defuelling
8.1.1           Liaise with fuel suppliers.
8.1.2           (a) Inspect the Carrier's fuel product deliveries for contamination, prior to storage, in accordance with the Carrier's instructions. Notify the Carrier of results.
                (b) Inspect fuel vehicles and/or appliances for contamination. Notify the Carrier of results.
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8.1.3           If applicable, supervise the placement of the Carrier's product into storage at
                (a) the Handling Company's facility.
                (b) a storage facility designated by the Carrier.
8.1.4           Supervise fuelling/defuelling operations.
8.1.5           Prepare aircraft for fuelling/defuelling.
8.1.6           Drain water from aircraft fuel tanks.
8.1.7           Receive the Carrier's product from storage in quantities requested.
8.1.8           (a) Provide
                (b) Position, remove and operate
                approved fuelling/defuelling equipment.
8.1.9           Fuel/defuel the aircraft with quantities of products requested by the Carrier's designated representative.
8.1.10          Check and verify the delivered fuel quantity.
8.1.11          Deliver the completed fuel order(s) to the Carrier's designated representative.
8.1.12          Maintain records of all fuelling/defuelling operations and provide the Carrier with an inventory and usage summary in accordance with the Carrier's instructions.
8.2             Replenishing of Oils and Fluids
8.2.1           Liaise with suppliers.
8.2.2           Perform or supervise replenishing operations.
8.2.3           (a) Provide
                (b) Operate
                special replenishing equipment.

SECTION 9.      AIRCRAFT MAINTENANCE
9.1             Routine Services
9.1.1           Perform line inspection in accordance with the Carrier's current instructions.
9.1.2           Enter in the aircraft log and sign for the performance of the line inspection.
9.1.3           Enter remarks in the aircraft log regarding defects observed during the inspection.
9.1.4           Perform pre-flight check immediately before aircraft departure.
9.1.5           Provide skilled personnel to assist the flight crew or ground staff in the performance of the inspection.
9.2             Non-routine Services
9.2.1           Rectify defects entered in the aircraft log as reported by the crew or revealed during the inspection, to the extent requested by the Carrier.
                However, major repairs must be especially agreed upon between the Carrier and the
                Handling Company.
9.2.2           Enter in the aircraft log and sign for the action taken.
9.2.3           Report technical irregularities and actions taken to the Carrier's maintenance base in accordance with the Carrier's instructions.
9.2.4           Maintain the Carrier's technical manuals, handbooks, catalogues, etc.
9.2.5           Provide engineering facilities, tools and special equipment to the extent available.
9.3             Material Handling
9.3.1           (a) Obtain Customs' clearance for
                (b) Administer
                the Carrier's spare parts, power plants and/or equipment.
9.3.2           Provide periodic inspection of the Carrier's spare parts and/or spare power plant.
9.3.3           Provide suitable storage space for the Carrier's spare parts and/or special equipment.
9.3.4           Provide suitable storage space for the Carrier's spare power plant.

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9.4             Parking and Hangar Space
9.4.1           (a) Provide
                or
                (b) Arrange for
                suitable parking space.
9.4.2           (a) Provide
                or
                (b) Arrange for
                suitable hangar space.

SECTION 10.     FLIGHT OPERATIONS AND CREW ADMINISTRATION
10.1            General
10.1.1          Inform the Carrier of any known project affecting the operational services and facilities made available to its aircraft in the areas of responsibility specified in
                Annex(es) B.
10.1.2          Keep up-to-date all necessary manuals and instructions that the Carrier must provide and ensure that all prescribed forms are available.
10.1.3          After consideration of the Carrier's instructions, suggest the appropriate action to pilot-in-command in case of operational irregularities, taking into account the meteorological conditions, the ground services and facilities available, aircraft servicing possibilities and the overall operational requirements.
10.1.4          Maintain a trip file by collecting all documents specified by the Carrier, all messages received or originated in connection with each flight and dispose of this file as instructed by the Carrier.
10.2            Flight Preparation at the Airport of Departure
10.2.1          Arrange for the provision of the meteorological documentation and aeronautical information for each flight.
10.2.2          Analyse the operational conditions and
                (a) prepare or request
                (b) sign
                (c) make available
                the operational flight plan according to the instructions and data provided by the
                Carrier.
10.2.3          (a) Prepare or request
                (b) Sign
                (c) File
                the Air Traffic Services (ATS) Flight Plan.
10.2.4          Furnish the crew with an adequate briefing.
10.2.5          (a) Prepare
                (b) Sign
                the fuel order.
10.2.6          Hand out flight operation forms as specified by the Carrier and obtain signature of the pilot-in-command, where applicable.
10.2.7          Supply the appropriate local ground handling unit with the required weight and fuel data.
10.2.8          (a) Obtain
                (b) Monitor/Manage
                the Carrier's slot time allocation with the appropriate ATS.
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10.3            Flight Preparation at a Point Different from the Airport of Departure
10.3.1          Analyse the operational conditions and
                (a) prepare or request
                (b) sign
                (c) make available
                the operational flight plan according to the instructions and data provided by the
                Carrier.
10.3.2          Send to the Carrier or its representative at the airport of departure
                (a) the operational flight plan
                (b) the ATS Flight Plan
                as specified in Annex(es) B, including information for crew briefing.
10.4            In-flight Assistance
10.4.1          Follow up the progress of the flight against flight movement messages, flight plan messages and position reports received.
10.4.2          Provide information on flight progress to the Carrier's ground handling representative.
10.4.3          Assist the flight as requested and/or deemed necessary to facilitate its safe and efficient conduct in accordance with the flight plan.
10.4.4          Monitor movement of the flight within VHF range and provide assistance, as necessary.
10.4.5          Take immediate and appropriate action in case of in-flight irregularity, according to the Carrier's instructions (written or verbal).
10.4.6          Log and notify as specified by the Carrier any incident of an operational nature
                (delays, diversions, engine trouble, etc.).
10.4.7          Perform in-flight assistance, including re-despatch until adjacent area is able to accept responsibility if, for reasons of communications failure, weather phenomena, safety of aircraft or emergency it is undesirable to stop these services at the area boundary specified in Annex(es) B. Similar conditions may make it desirable to transfer these services to the next area before the area boundary is crossed.
10.4.8          Provide assistance to the flight, as required, beyond the VHF range.
10.5            Post-flight Activities
10.5.1          Obtain a debriefing from incoming crews, distributing reports or completed forms to offices concerned, whether governmental or the Carrier's.
10.6            In-flight Re-despatch
10.6.1          Analyse meteorological information and the operational flight conditions for re-despatch, calculating and planning it according to the data provided by the aircraft in flight, and informing the pilot-in-command about the results thus obtained.
10.7            Crew Administration
10.7.1          Perform crew administration services, as mutually agreed.
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SECTION 11.     SURFACE TRANSPORT
11.1            General
11.1.1          Make all necessary arrangements for the transport of
                (a) crews
                (b) passengers
                (c) baggage
                (d) cargo and/or mail
                between
                (1) airport and town terminal.
                (2) airport and other agreed points.
                (3) separate terminals at the same airport.
11.2            Special Transport
11.2.1          Make all necessary arrangements for special transport within the limit of local possibilities.

SECTION 12.     CATERING SERVICES
12.1            Liaison and Administration
12.1.1          Liaise with the Carrier's catering supplier.
12.1.2          Handle requisitions made by the Carrier's authorised representative.
12.1.3          Complete stock returns and other documentation.
12.1.4          Maintain stocks at agreed levels.
12.1.5          Pack and despatch catering items, as agreed.
12.2            Catering Ramp Handling
12.2.1          Unload/load and stow catering loads from/on aircraft.
12.2.2          Transfer catering loads on aircraft.
12.2.3          Transport catering loads between aircraft and agreed points.
12.3            Storage
12.3.1          Provide, according to the Carrier's requirements,
                (a) bonded
                (b) unbonded
                (c) air conditioned
                (d) cold
                (e) deep freeze
                storage accommodation.
12.3.2          Store the Carrier's
                (a) spare catering equipment.
                (b) consumable material.
                (c) food stock.
                (d) bar stock.
12.4            Cleaning Services
12.4.1          Empty, wash and clean removable catering equipment.
12.4.2          Arrange for cleaning and/or laundering of cabin blankets and linen.
12.4.3          Remove and, as required, destroy food and material left over from incoming flights in accordance with local regulations and/or the Carrier's instructions.
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12.5            Preparation
12.5.1          Refill removable containers with hot and/or cold drinking water, the standard of which is to meet the Carrier's requirements.
12.5.2          Prepare and assemble for delivery
                (a) materials and unprocessed articles
                (b) bar and/or catering supplies and other goods
                in accordance with agreed specifications.

SECTION 13.     SUPERVISION AND ADMINISTRATION (of services provided by others)
13.1            Supervisory Functions (pre-flight, on-flight and post-flight)
13.1.1          Attend at the airport as necessary to supervise and coordinate the ground handling services contracted by the Carrier with third party(ies).
13.1.2          Cooperate with the Carrier's designated representative, as required.
13.1.3          Ensure that the handling company(ies) is (are) timely informed about operational date, including alterations.
13.1.4          Check availability and preparedness of staff, equipment, supplies and services of the
                Handling Company(ies) to perform the ground handling services.
13.1.5          Check preparation for documentation.
13.1.6          Ensure that prompt notification of the Carrier's requirements is given to all interested parties.
13.1.7          Check that all loads including necessary documents will be ready in time to be loaded on the flight.
13.1.8          Meet aircraft upon arrival and contact crew.
13.1.9          Receive briefing from crew and give information about irregularities, changes in schedule or other matters.
13.1.10         Supervise and coordinate the ground handling services, deciding non-routine matters, as required.
13.1.11         Check despatch of operational messages.
13.1.12         Check tracings of baggage, cargo, mail and lost and found articles. Follow up, if necessary.
13.1.13         Note irregularities in station log and inform the Carrier's designated representative in accordance with the relevant directives.
13.2            Administrative Functions
13.2.1          Establish and maintain local procedures in accordance with the Carrier's requirements.
13.2.2          As required, take action on all communications addressed to the Carrier.
13.2.3          Prepare, forward and file reports/statistics/documents and perform any other administrative duty that may be required by the Carrier or local conditions.
13.2.4          Maintain the Carrier's manuals, circulars, etc., connected with the performance of the services.
13.2.5          Check and sign on behalf of the Carrier invoices, supply orders, handling charge notes, work orders, etc., as agreed with the Carrier.

SECTION 14.     SECURITY
14.1            Passengers and Baggage
14.1.1          (a) Provide
                or
                (b) Arrange for
                (1) passenger interview,
                (2) pre check-in/check-in procedures,
                (3) pre boarding/boarding procedures,
                as mutually agreed.
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14.1.2          (a) Provide
                or
                (b) Arrange for
                facilities for security clearance of baggage.
14.1.3          (a) Provide
                or
                (b) Arrange for
                passenger and baggage reconciliation.
14.1.4          (a) Provide
                or
                (b) Arrange for
                handling of unidentified baggage, as required.
14.1.5          (a) Provide
                or
                (b) Arrange for
                security clearance of passenger and unchecked baggage.
14.1.6          (a) Provide
                or
                (b) Arrange for
                baggage identification.
14.2            Cargo and Mail
14.2.1          (a) Provide
                or
                (b) Arrange for
                security clearance upon acceptance.
14.2.2          (a) Provide
                or
                (b) Arrange for
                (1) secure storage.
                (2) physical examination.
                (3) screening.
                (4) decompression.
14.3            Catering
14.3.1          (a) Provide
                or
                (b) Arrange for
                security services, as mutually agreed.
14.4            Aircraft, Ramp and Other Designated Areas
14.4.1          (a) Provide
                or
                (b) Arrange for
                control of access to
                (1) designated areas.
                (2) aircraft.
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14.4.2          (a) Provide
                or
                (b) Arrange for
                search of the aircraft.
14.4.3          (a) Provide
                or
                (b) Arrange for
                security during transport of loads to/from the aircraft.
14.5            Additional Security Services
14.5.1          (a) Provide
                or
                (b) Arrange for
                additional security services, as mutually agreed.
Signed the...................................    Signed the...................................

at...........................................    at...........................................

for and on behalf of.........................    for and on behalf of.........................

by...........................................    by...........................................

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

                          MEMORANDUM OF UNDERSTANDING
                        CONCERNING TECHNOLOGY TRANSFERS
                                    BETWEEN
                   CONTINENTAL AIRLINES, INC. ("CONTINENTAL")
                AND AMERICA WEST AIRLINES, INC. ("AMERICA WEST")

1.  PURPOSE:

     The airline industry is heavily dependent on data processing technology and the carriers must constantly refresh and update their automation base and capabilities. Accordingly, Continental and America West expect to make significant investments from time to time in application software development, new technology services, and new technology implementation. Continental and America West wish to take advantage of opportunities to co-fund the development of new software applications. This Memorandum of Understanding ("MOU") is intended to provide a conceptual foundation upon which the parties may agree to jointly share in the development costs of new software applications or other synergistic opportunities common to both in data processing technology.

2.  SCOPE AND INTENT:

        For purposes of this MOU, the term "Technology" shall mean applications software and hardware, and/or telecommunications and other systems services, and all documentation relating thereto. However, the term "Technology" shall not include the CRS software or documentation or any other software or documentation owned exclusively by System One or marketed by the Airline Products and Services Division of EDS. Continental and America West each understand and intend to make their technology available to the other party to the extent contractually and legally permissible. Each party understands it will be necessary to cooperate to achieve cost savings for future software development and to realize operational synergies between both organizations. All technology transfers shall be in accordance with and subject to the terms and conditions to be specified for each technology transfer project.

3.  PROCEDURES:

     Within ninety (90) days from the Effective Date, the parties will begin substantive discussions to (i) develop a formal process for evaluating projects,
(ii) develop a mechanism to develop a procedure to track Technology transfers and (iii) develop guidelines to identify the benefits that may be realized by each of the parties from the cooperative exchange of technology.

     Status Reviews. Each party shall designate an individual as a representative to meet on no less than a semi-annual basis to (i) review the status of ongoing projects, (ii) identify objectives for joint development projects.

     Specific Technology licensing and joint development efforts will be documented and the exchange of information will be pursuant to a master technology transfer and licensing agreement, the form of which shall be agreed upon by the parties.

4.  TECHNOLOGY TRANSFER:

     The party obtaining Technology ("Recipient") shall be responsible for all costs of implementation of the technology in its organization. The party providing the technology ("Provider") shall grant such licenses that are reasonably commercially appropriate.

     Each project pursuant to which one party licenses technology to the other party shall include, without limitation, specific terms with respect to (i) Technology to be licensed, (ii) deliverables, (iii) tasks to be performed by each party and, (iv) approximate schedule for completion of each task and the transfer process, (v) estimated out-of-pocket expenses to be paid by the receiving party.

     In the event that the Technology to be transferred or any part of the Technology is third party software, the party providing such software shall be under no obligation to make such Technology available to the receiving party without obtaining the third party's permission for such transfer. The receiving party shall be solely responsible for obtaining all necessary rights from such third party and shall be solely responsible for all cost related thereto. The providing party, upon request of the receiving party shall use its commercially reasonable efforts to obtain said permission from the third party, but shall not be required to incur any out of pocket expenses to do so. In the event that the receiving party is unable to obtain the necessary rights from the third party, the providing party will be under no further obligation with respect to such Technology.

5.  DEVELOPMENT:

     In the event a party is planning a stand-alone information systems development project estimated to cost more than $200,000.00 the planning party will notify the other party. The parties will undertake to determine whether a joint development activity would be beneficial to both parties. If a joint development project is determined to be beneficial, the parties will enter good faith negotiations leading to an agreement to proceed jointly with the project. If the parties cannot reach an agreement to jointly develop the project, that decision shall be documented with defined reasons for the decision and signed by both parties.

     Each development project to which the parties agree shall include, without limitation, specific terms with respect to (i) description of the software to be developed, (ii) the deliverables, (iii) the tasks to be performed by each party,
(iv) the projected time schedule for completing each task and project, (v) resources each party will provide, and (vi) costs of which each party will be responsible.

6.  SYNERGY BENEFITS:

     The parties understand that the goal for both parties is to identify Technology transfers that will synergistically benefit both parties. The synergy benefits need not be equal for both parties. The parties shall determine such synergy benefits as follows:

     Technology Transfer Benefits. The primary benefit to the receiving party from a Technology transfer shall be the difference between the fair market value of the Technology transferred and the costs incurred by the receiving party. The fair market value shall be the lesser of the cost of acquiring similar technology from a third party and the cost of developing similar technology internally. The secondary benefit to the receiving party shall be the reduction in implementation costs and time resulting from the existence of an operational technology and the use of existing training materials, cut-over strategies or test systems. This secondary benefit shall be determined by evaluating the time and implementation cost savings, if any, and the benefits associated with the implementation of the Technology as are identified in the business justification supporting such implementation.

     Joint Development Benefits. In the event the parties mutually agree to carry out joint development projects, the synergy benefit to either party shall be the difference between that party's portion of the shared costs and the costs which would have been incurred by that party had that party undertaken the development on a stand-along basis.

     Annual Benefits Determination. At the end of each calendar year, the senior information technology executives of both parties or their designated representatives, shall jointly quantify the synergy benefits to each party for that year.

7.  CONFIDENTIAL INFORMATION:

     The parties hereto understand that the Technology of each will be considered confidential information proprietary to the party supplying the information. All information deemed proprietary by the supplying party shall be marked "Confidential and Proprietary" to place the receiving party on notice as to the nature of the information. Any information provided by the supplying party marked confidential and proprietary shall not be deemed confidential information should that information (i) be lawfully in the public domain, (ii) generally known and disclosed to the receiving party, lawfully by a third party,
(iii) be lawfully in the receiving party's possession prior to the receiving party's receipt of the information pursuant to this agreement, or (iv) independently developed by the receiving party and such independent development is factually documented.

     Confidentiality. Each party will safeguard the proprietary and confidential materials supplied to it by the other party to the same degree and extent that the party safeguards its own proprietary and confidential information of the same or similar nature. Confidential and Proprietary information received by a party shall not be disclosed to any third party without the prior consent of the party providing the Confidential and Proprietary information. The party receiving the Confidential and Proprietary information will disseminate the information only to those employees who have the need to know the contents of such information to discharge their employment duties.

     Non-Disclosure Agreements. Each party acknowledges that Confidential and Proprietary information will be exchanged pursuant to Technology transfer projects between the parties. The transfer of confidential information on each project shall be pursuant to a Confidentiality and Non-Disclosure Agreement, the terms of which shall be agreed upon by the parties.

     Ownership. All Confidential and Proprietary information of a party shall remain the property of owning or developing party.

8.  TERM AND TERMINATION

     Term. Unless the parties agree to an earlier commencement date, the term of this MOU shall commence as soon as practicable after the date that is the later of the date that this MOU is signed by both parties or the date that the investment agreement between America West and AmWest Partners, L.P. (the "Investment Agreement") is consummated and shall continue until the date immediately preceding the fifth anniversary of the commencement date, unless earlier terminated as provided herein, and shall continue thereafter until either party gives the other party notice of termination at least ninety (90) days prior to the effective date of such termination. In no event shall termination or expiration pursuant to this paragraph be effective unless such ninety (90) days' notice is provided.

     Termination. In addition to any other provisions of this MOU, this MOU may be terminated, without liability, as follows:

     (i) By either party on thirty (30) days' prior written notice, if the other party has breached any material provision of this MOU unless such other party cures such breach within such thirty (30) day period;

     (ii) By either party immediately on notice, if the other party shall be dissolved or shall fail to maintain its corporate existence in good standing, or shall have its authority to operate as a scheduled airline suspended or revoked, or shall cease operations as a scheduled airline;

     (iii) By either party immediately on notice, in the event that the commencement date of this MOU is prior to the date that the Investment Agreement is consummated, if the Investment Agreement is terminated prior to its having been consummated;

        (iv) Except for America West's currently pending Chapter 11 proceeding, by either party if a petition is filed by or against the other party under bankruptcy law, or any other law providing for the relief of debtors, and the affected party does not succeed in having such petition lifted or stayed within sixty (60) days from the date of entry; the party at its option may cancel this MOU immediately and exercise such other remedies as may be available at law and/or in equity;

        (v) By either party on six (6) months' prior written notice, if an air carrier, foreign or domestic, that competes with the terminating party on a material basis, acquires majority ownership of or substantial control over the other party;

        (vi) By either party on thirty (30) days' prior written notice, if the Code Sharing Agreement between the parties hereto, dated June 29, 1994, is terminated prior to its expiration date.

9.  INDEPENDENT PARTIES

     Independent Contractors. It is expressly recognized and agreed that each party, in its performance and otherwise under this MOU, is and shall be engaged and acting as an independent contractor and in its own independent and separate business; that each party shall retain complete and exclusive control over its staff and operations and the conduct of its business; and that each party shall bear and pay all expenses, costs, risks and responsibilities incurred by it in connection with its obligations under this MOU. Neither Continental nor America West nor any officer, employee, representative, or agent of Continental or America West shall in any manner, directly or indirectly, expressly or by implication, be deemed to be, or make any representation or take any action which may give rise to the existence of any employment, agent, partnership, of other like relationship as between Continental and America West but each party's relationship as respects the other party in connection with this MOU is and shall remain that of an independent contractor.

     Status of Employees. The employees, agents and/or independent contractors of America West shall be employees, agents and independent contractors of America West for all purposes, and under no circumstances shall be deemed to be employees, agents or independent contractors of Continental. The employees, agents and independent contractors of Continental shall be employees, agents and independent contractors of Continental for all purposes, and under no circumstances shall be deemed to be employees, agents or independent contractors of America West. In its performance under this MOU, each party shall act as an independent contractor and not as an agent for the other. Continental shall have no supervisory power or control over any employees, agents or independent contractors employed by America West, and America West shall have no supervisory power or control over any employees, agents and independent contractors employed by Continental.

    Liability for Employee Costs. Each party, with respect to its own employees (hired directly or through a third party), accepts full and exclusive liability for the payment of worker's compensation and/or employer's liability (including insurance premiums where required by law) and for the payment of all taxes, contributions or other payments for unemployment compensation, vacations, or old age benefits, pensions and all other benefits now or hereafter imposed upon employers with respect to its employees by any government or agency thereof or any other party (whether measured by the wages, salaries, compensation or other remuneration paid to such employees or otherwise) and each party further agrees to make such payments and to make and file all reports and returns, and to do everything necessary to comply with the laws imposing such taxes, contributions or other payments.

10.  ENTIRE AGREEMENT, WAIVERS AND AMENDMENTS

     This MOU constitutes the entire understanding of the parties with respect to the subject matter hereof superseding all prior discussions and agreements, written or oral. This MOU may not be amended, nor may any of its provisions be waived, except by writing signed by both parties. No delay on the part of either party in exercising any right power or privilege hereunder shall operate as a waiver hereof, nor shall any waiver operate as a continuing waiver of any right, power or privilege.

11.  NOTICES

     All notices given hereunder shall be in writing delivered by hand, certified mail, telex, or telecopy to the parties at the following addresses:

If to CAL:
  Continental Airlines, Inc.                                      Telephone No. (713) 834-2950
  2929 Allen Parkway                                              Telecopier No. (713) 520-6329
  Houston, Texas 77019
  Attention: Vice Chairman & CEO

With copy to:
  Continental Airlines, Inc.                                      Telephone No. (713) 834-5149
  2929 Allen Parkway                                              Telecopier No. (713) 834-5161
  Houston, Texas 77019
  Attention: Senior Vice President and General Counsel

If to AWA:
  America West Airlines, Inc.                                     Telephone No. (602) 693-5880
  4000 E. Sky Harbor Blvd.                                        Telecopier No. (602) 693-5950
  Phoenix, Arizona 85034
  Attention: President & COO

With copy to:
  America West Airlines, Inc.                                     Telephone No. (602) 693-5750
  4000 E. Sky Harbor Blvd.                                        Telecopier No. (602) 693-5904
  Phoenix, Arizona 85034
  Attention: Vice President and General Counsel


                                                                                              9


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

12.  SUCCESSORS AND ASSIGNS

     Neither party may assign its rights or delegate it duties under this MOU without the prior written consent of the other party, and any such purported assignment or delegation shall be void. This MOU shall be binding on the lawful successors of each party.

13.  SEVERABILITY

     Any provision of this MOU which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

14.  HEADINGS

     The headings in this MOU are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

15.  COUNTERPARTS

     This MOU may be executed in counterparts, all of which taken together shall constitute one agreement.

16.  GOVERNING LAW

     This MOU shall be governed by and construed in accordance with the laws of the State of New York without reference to principles of choice or conflicts of law.


CONTINENTAL AIRLINES, INC.                          AMERICA WEST AIRLINES, INC.

By:                                                 By:
- - ------------------------------------------          ------------------------------------------

Title:                                              Title:
- - ------------------------------------------          ------------------------------------------

Date:                                               Date:
- - ------------------------------------------          ------------------------------------------



                                                                                            10

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